Annual Report

TAX-EFFICIENT FUNDS

FEBRUARY 28, 2001

T. ROWE PRICE

Report Highlights
-----------------
Tax-Efficient Funds
-------------------
o Bonds surged but stocks sank during the 6- and 12-month periods ended February 28, 2001, and the tech-heavy Nasdaq Composite Index fell more than 54%.
o The Tax-Efficient Balanced Fund trailed its benchmarks in both periods because of its emphasis on growth stocks.
o The Tax-Efficient Growth Fund's performance was mixed against its benchmarks for the six months but ahead for the full year.
o Neither fund made a capital gain distribution during calendar year 2000, and neither has done so since inception.
o The new Tax-Efficient Multi-Cap Growth Fund fell during its first two months, but results exceeded its benchmark.
o Times of market turmoil offer patient investors an excellent opportunity to purchase the stocks of rapidly growing companies at reasonable valuations.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     The past year was one of the most difficult periods for stock investors in recent memory. Few, if any, growth stocks escaped the downdraft as the tech-heavy Nasdaq Composite Index plummeted more than 54%. Broader indices fared better. The Standard & Poor's 500 Stock Index fell 8.20% during the funds' fiscal year ended February 28. The Tax-Efficient Growth Fund declined 7.71%, a satisfying result given its growth-stock focus.

     Municipal bonds provided excellent returns, but the balanced fund, while posting a slight gain for the year, trailed its benchmarks. The new
Tax-Efficient Multi-Cap Growth Fund declined but relative performance was strong.

MARKET ENVIRONMENT
------------------

     Our fiscal year coincides almost perfectly with the now one-year-old bear market in fast-growing companies. The Nasdaq, so representative of the dynamic companies powering the New Economy, peaked at 5048.62 on March 10, 2000. The euphoria about technology had become so great that the sector grew to represent more than 30% of the market value of the S&P 500. In 1999 and early 2000, investors focused on the seemingly unlimited promise of the New Economy, powered by the Internet and broadband telecommunications. No price seemed too high to pay for rapidly growing technology-related companies.


   The following table was depicted as a line graph in the printed material.

               30-Year AAA            5-Year AAA           1-Year Moody's
             General Obligation    General Obligation   Investment Grade 1 Note
             ------------------    ------------------   -----------------------
2/28/00             5.90                  4.94                  4.20
3/31/00             5.69                  4.82                  4.30
4/30/00             5.80                  4.96                  4.35
5/31/00             5.91                  5.04                  4.70
6/30/00             5.72                  4.74                  4.35
7/31/00             5.60                  4.58                  4.30
8/31/00             5.50                  4.43                  4.30
9/30/00             5.61                  4.53                  4.35
10/31/00            5.52                  4.48                  4.40
11/30/00            5.43                  4.46                  4.40
12/31/00            5.16                  4.15                  4.00
1/31/01             5.17                  3.84                  3.40
2/28/01             5.15                  3.86                  3.30


     The past year was a long and painful process of discovery as investors realized that some prices are not worth paying no matter how strong a company's fundamentals or promise. Following the Nasdaq's initial decline in March and April of last year, stocks rallied over the next several months, led by optical networkers, storage companies, and communications chipmakers. But over the past six months, all of the market's leading technology stocks fell to their knees as inventories built up and telecom capital spending abruptly declined. Meanwhile, more defensive sectors such as consumer nondurables and high-quality financials fared well while previously neglected cyclical stocks surged.

     With the economy surging in early 2000, the yield on long-term Treasury bonds approached 6.75%, and long-term municipal yields edged over 6%. The Fed raised interest rates by a full percentage point in the first half of 2000, seeking to head off potential inflation due to rising wages and energy prices. Treasury yields peaked in February, as the surging economy and stock market swelled federal coffers and enabled the government to reduce borrowing and increase its Treasury debt buybacks. Strong tax revenues also bolstered local and state governments, strengthening their creditworthiness. High-quality bonds rallied strongly as confidence grew that the Fed would be able to guide the economy to a slower, more sustainable rate of growth without causing a recession.

     Late last year, however, economic and corporate profit data turned sharply lower, and concern grew that the economy was vulnerable to recession. The Fed surprised the markets with a half-point cut in the federal funds target rate on January 3, and followed with another on January 31. Though the Fed's easing stimulated the equity market in January, optimism soon wore off amid a stream of earnings disappointments, and growth stocks of all stripes were routed in February.

     The slowdown in the economy was positive for the municipal bond market, which experienced strong demand from investors seeking a haven from the volatile stock market. Municipal bond supply fell 12.5% in 2000 from the previous year, also helping to push prices higher. In 2000, tax-exempt bonds posted their best return since 1995, rising 11.7% as measured by the Lehman Municipal Bond Index.

INVESTMENT PHILOSOPHY
---------------------

     We invest in growth stocks that are market leaders with strong prospects, and our portfolios are well diversified. Our investment approach is very stable. The Tax-Efficient Balanced and Tax-Efficient Growth Funds invest primarily in large-cap stocks. The new Tax-Efficient Multi-Cap Growth Fund, born at the end of last year, invests primarily in mid-cap stocks.

     We build the best buy-and-hold portfolios we can, and minimize capital gain distributions by letting our winners run and selling our losers. Since we plan to own our portfolio companies for a long time, we focus on companies with strong, sustainable market positions and high returns on capital, and generally avoid slow-growing, less profitable, and higher-yielding companies. A sustainable high return on capital is one of our key criteria. An equity portfolio with a relatively low yield helps reduce your tax burden, since dividends are taxed as ordinary income.

     Great companies are not necessarily great stocks--those with attractive growth prospects must be purchased at reasonable valuations. We make new purchases opportunistically, directing new cash flows and proceeds of sales to those sectors that offer the best combination of growth potential and attractive valuations. Though we add new positions opportunistically, we do not trade opportunistically nor rotate from sector to sector in an effort to capture short-term outperformance. Nonetheless, we believe investors need not sacrifice returns for the sake of tax efficiency. We expect the funds' pretax performance to be fully competitive with the pretax results of competing funds over the long term.

     We keep our cash position low and the funds almost fully invested, since we believe that successful market timing is nearly impossible. We do not spend undue time worrying about short-term performance or trying to forecast the direction of the market. That frees us to consider investments that may not have a near-term "catalyst" for appreciation. We will purchase those that meet our criteria even though it may be evident that time and patience will be required before the investment pays off. It is important to note, therefore, that performance over short time periods will often deviate, both positively and negatively, from that of competing funds more focused on pretax returns.

     Our funds continue to be highly tax-efficient (though of course our newest is just two months old), because we actively "harvest" our losses while at the same time letting our winners run. We sell investments that have declined in value in order to realize tax losses on your behalf. By doing so, the funds build up tax-loss carryforwards that can be used to offset future gains. Selling losers is also a good investment discipline, and provides a cooling off period during which we reassess our investment hypothesis and evaluate whether or not the security is worthy of repurchase. We do not sell holdings unless their long-term outlook has deteriorated materially. Investors who focus on pretax returns tend to trade frequently and thus incur large capital gains liabilities. We do not believe frequent traders can outperform the market on an after-tax basis. Moreover, few understand the costs associated with their frenetic trading.

     Both large-cap equity portfolios are more growth oriented than the S&P 500 (and other large-cap core funds)1 as illustrated by the portfolio characteristics tables that appear in the performance discussion of each fund. However, our approach is less aggressive than that of the average growth fund. We have higher return on capital than the S&P 500 and other large-cap core funds, as well as a higher price/earnings (P/E) ratio, a modestly higher anticipated long-term growth rate, and a lower yield. Our greater P/E ratio reflects the superior return on capital as well as our focus on investing in established market leaders and companies with strong and defensible competitive advantages. The beta (a measure of volatility) of the Tax-Efficient Balanced Fund's equity portfolio is in line with other growth funds, but modestly higher than the S&P 500's. The beta of the Tax-Efficient Growth Fund is slightly lower than that of other growth funds, but modestly higher than the S&P 500's.

     Besides our tax-efficient strategy, what sets the Tax-Efficient Multi-Cap Growth Fund apart from most mid- and small-cap funds is that we will not sell successful investments simply because they have grown too big. Most small- and mid-cap funds are forced to do just that to remain true to their stated investment strategy. The unfortunate side effect of this focus on pretax returns, however, is that these fund managers end up selling some of their best investments. Companies that grow into large-caps or are acquired by larger companies have to be sold, and fund shareholders then pay taxes on the resulting massive capital gain distri-butions. Our fund will not engage in this activity. We will make our decisions based on the investment merits of each company.

     As many of the multi-cap fund's holdings grow, hopefully, into larger companies, we will seek to maintain the fund's mid-cap orientation by continuing to direct our new purchases to mid- and small-cap companies. The fund is well diversified as it invests in more than 240 companies. Our large number of holdings takes into account the fact that smaller companies are earlier in their life cycles than larger ones, and thus a higher failure rate can be expected.

    1   Comparisons to the Lipper  Large-Cap Core Fund Index use calculations by
        T. Rowe Price based on the most current available data from Lipper Inc.

INVESTMENT STRATEGY
-------------------

     Turbulent periods such as the past 12 months provide us with valuable opportunities to purchase great growth companies at reasonable valuations. Top purchases in the large-cap funds during the past six months included networking leader Cisco Systems, dominant storage provider EMC, and fiber optic component maker for telecommunications infrastructure JDS Uniphase. Semiconductor stocks also caught our attention based on their strong long-term growth prospects, proprietary products, and reasonable valuations. Examples include Analog Devices, which makes digital signal processors, as well as Xilinx, which makes programmable logic devices, and Maxim Integrated Products, which makes analog integrated circuits. The media sector came under pressure in mid-2000 due to well-founded concerns about the impact of an economic slowdown on advertising revenues. We took advantage of this temporary adversity to increase our holdings in the best-positioned companies with strong managements. Large purchases included radio and outdoor advertising leader Clear Channel Communications and diversified media and entertainment giant Time Warner, which completed its merger with AOL, the dominant provider of Internet access and content, in January.

     While in 1999 and much of 2000 we directed new purchases toward high-quality financials and steady growth consumer nondurables as the fast-growing companies were expensive, recent market action dictates precisely the opposite course. Beginning in late 2000, we began steering new purchases toward the more volatile technology and media areas. After a substantial hiatus, investors are once again being fairly compensated for taking on more risk.

Tax-Efficient Balanced Fund
---------------------------


  PERFORMANCE COMPARISON
  ----------------------
  Periods Ended 2/28/01                      6 Months     12 Months
  ---------------------                      --------     ---------
  Tax-Efficient Balanced Fund                 -9.01%         0.87%
  Lipper Balanced Funds Average               -5.91          2.29
  Combined Index Portfolio *                  -6.48          2.17

  * An unmanaged portfolio of 48% stocks (S&P 500 Stock Index) and 52% bonds (Lehman Municipal Bond Index).


     The Tax-Efficient Balanced Fund, though it posted a slight gain for the year, trailed its benchmarks in both the 6- and 12-month periods ended February 28, 2001, because of its emphasis on growth at a time when growth stocks were out of favor. Thus, even as our tax-exempt bonds outperformed the Lehman Municipal Bond Index in both periods, the performance of our stock portfolio hurt comparisons to the combined index portfolio, particularly in the past six months. Value-oriented stocks, such as those in the utilities, energy, industrial, and basic materials industries performed best. However, these are not stocks that usually meet our investment criteria, for the most part. Compared with other growth funds, our holdings performed well. Over the longer term, our growth-stock focus has benefited shareholders, and we are confident it will continue to do so. Since inception on June 30, 1997, the fund has returned 46.55%, compared with 37.13% for the combined index benchmark and 33.67% for the average balanced fund.


  EQUITY PORTFOLIO CHARACTERISTICS
  --------------------------------
                                         Tax-Efficient
  As of 2/28/01                          Balanced Fund     S&P 500
  -------------                          -------------     -------
  Earnings Growth Rate
  Past 5 Years                                18.3%         14.5%
  Estimated Next 5 Years*                     14.9          14.1
 ................................................................................
  Profitability - Return on
  Equity Latest 12 Months                     25.4          23.4
 ................................................................................
  Dividend Yield on Stocks                     0.8           1.3
  P/E Ratio (Based on Next 12
  Months' Estimated Earnings)                 27.9X         23.9X
 ................................................................................
  Market Capitalization (mil)                58,359        64,314

  * Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.


     Your fund's tax efficiency ratio (after-tax returns divided by pretax returns) since inception has been nearly 99%. The only taxable distributions we have made have been dividends on our stock holdings. Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 2.7% of net assets. This is a valuable resource that can be used in the future to offset capital gains that the fund may incur so that they are not passed on to you.

     Technology remains the largest sector within the equity portfolio, and our overweighting in the sector compared with our benchmarks hurt performance over the past six and 12 months. Top detractors in both periods included blue chip technology companies Cisco Systems, Intel, Oracle, Nortel Networks, and Texas Instruments. Whereas our emphasis on these market-leading companies aided results in the first half, there was truly no place to hide in the technology sector over the last six months. Valuations in technology are now attractive, and the fund began making net new purchases in the sector in late 2000 after earlier emphasizing more defensive growth sectors.


    The following table was depicted as a pie chart in the printed material.

          Investment-Grade Municipal Bonds               50
          Noninvestment-Grade Municipal Bonds             3
          Large-Cap Stocks                               40
          Mid- and Small-Cap Stocks                       2
          International Stocks                            1
          Other and Reserves                              1

     By contrast, overweighting the financial sector contributed to performance. Our strategy leads us to the highest-quality financials that we believe can provide dependable, long-term earnings growth and high returns on capital, and that dominate their respective markets. The equity portfolio's best contributors over the past 6- and 12-month periods were the government-sponsored mortgage corporations Freddie Mac and Fannie Mae, which overcame political controversies in time to benefit from Fed rate cuts and a move by investors toward more defensive stocks.

     Our bond portfolio performed exceptionally well during the past 12 months, as bonds of all maturities rose in value. Our longer dura-tion aided results as the dramatic decline in interest rates boosted the prices of long-term bonds the most. (Duration is a measure of a bond fund's price sensitivity to changes in interest rates. A longer duration entails greater price fluctuations.) However, we continue to emphasize income over interest rate sensitivity, since we believe the marginal extra income will serve us best over the long term. (The majority of any bond investor's total return will be from income over the long run.) We will continue to monitor the market for attractive income opportunities among securities of diverse credit quality. Where prudent, we invest a small portion of the portfolio in lower-rated bonds from issuers whose credit outlook we expect to be stable or improving.

Tax-Efficient Growth Fund
-------------------------


  PERFORMANCE COMPARISON
  ----------------------
  Periods Ended 2/28/01                     6 Months     12 Months
  ---------------------                     --------     ---------
  Tax-Efficient Growth Fund                  -19.33%        -7.71%
  Lipper Large-Cap Core
  Funds Average                              -20.99        -12.55
  S&P 500 Stock Index                        -17.84         -8.20



     The Tax-Efficient Growth Fund fell sharply along with major stock averages during the six months ended February 28, as shown in the table. Results were ahead of the average large-cap core fund but behind the S&P 500. For the entire 12 months, the fund outperformed both benchmarks despite posting a 7.71% loss. We find these results encouraging given the severity of the decline in growth stocks during the past six months. As discussed in the investment strategy section and illustrated by the portfolio characteristics table below, your fund is more growth oriented than the S&P 500 and the average large-cap core fund. Our lack of exposure to the energy and utility sectors hurt results relative to the S&P 500 during the past six months. It is unlikely that the fund would take a material position in either sector. We remain confident that our growth approach will prove rewarding over the long term.


  PORTFOLIO CHARACTERISTICS
  -------------------------
                                         Tax-Efficient
  As of 2/28/01                           Growth Fund      S&P 500
  -------------                           -----------      -------
  Earnings Growth Rate
  Past 5 Years                                17.9%         14.5%
  Estimated Next 5 Years*                     14.7          14.1

  Profitability - Return on
  Equity Latest 12 Months                     25.4          23.4

  Dividend Yield on Stocks                     0.8           1.3
  P/E Ratio (Based on Next 12
  Months' Estimated Earnings)                 27.6X         23.9X

  Market Capitalization (mil)                58,847        64,314

  * Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.


     Your fund's tax efficiency ratio (after-tax returns divided by pretax returns) since inception has been 100%--that is to say, we have made no taxable distributions since inception on July 30, 1999. Accordingly, our performance versus the benchmarks looks better on an after-tax basis than on a pretax basis. The fund has built up a tax-loss carryforward equivalent to 7.8% of net assets. This can be used in the future to offset capital gains that the fund may incur so that they are not passed on to shareholders.

     Over the past 12 months, our good relative performance was achieved by overweighting high-quality financial stocks. In fact, financial services is now the fund's largest sector at 24% of net assets. The fund's top two contributors for both the 6- and 12-month periods were the government mortgage corporations Freddie Mac and Fannie Mae. For the year, other top-10 contributors included Mellon Financial, State Street, and Marsh & McLennan. In a similar vein, the fund's overweighting in defensive, steady-growth stocks in the health care and consumer nondurables sectors also aided results. Examples include beverage and snack food leader PepsiCo and pharmaceutical and health care stocks AstraZeneca Group, Johnson & Johnson, and Merck.


    The following table was depicted as a pie chart in the printed material.

          Financial                                      24
          Technology                                     23
          Health Care                                    17
          Consumer Nondurables                            9
          Consumer Discretionary                          7
          Retail                                          6
          Industrial                                      5
          All Other                                       9


     Technology is now the fund's second-largest sector, at 23%, and overweighting this area compared with the S&P 500 hurt results for the six-month period. Though we avoided the more speculative issues, technology stocks like Cisco Systems, Intel, Oracle, Nortel Networks, and Sun Microsystems still dominated our worst-contributors list for both the 6- and 12-month periods. As discussed, valuations have become attractive in the technology sector, and our recent purchases have been directed there, especially in the semiconductor, enterprise storage, and fiber optic component groups.

Tax-Efficient Multi-Cap Growth Fund
-----------------------------------


  PERFORMANCE COMPARISON
  ----------------------
                                                   Since Inception
  Period Ended 2/28/01                                    12/29/00
  --------------------                                    --------
  Tax-Efficient Multi-Cap Growth Fund                       -7.50%
  Russell Midcap Growth Index                              -12.57



     Though the Tax-Efficient Multi-Cap Growth Fund declined 7.50% in its first two months of existence, the fund had a strong start considering the significantly steeper 12.57% decline of its benchmark. Your fund's approach is less aggressive than that of the Russell Midcap Growth Index, as illustrated by the table below. Our modest underweighting in technology relative to the index, and overweighting in consumer discretionary, retail, business services, and finance helped performance. Stock selection in these sectors was also positive, especially in technology and consumer discretionary. The fund is underweight in the health care sector, though it is our third-largest sector at 13%, and this aided results. During this difficult period in the market, we were able to recognize capital losses equal to 1% of the fund's assets. As discussed in the investment philosophy section, we will continue to aggressively "harvest" losses so that those investments that don't work as planned can still provide some benefit to shareholders.


  PORTFOLIO CHARACTERISTICS
  -------------------------

                                     Tax-Efficient           Russell
                                         Multi-Cap            Midcap
  As of 2/28/01                        Growth Fund      Growth Index
  -------------                        -----------      ------------
  Earnings Growth Rate
  Past 5 Years                              24.8%             28.9%
  Estimated Next 5 Years *                  22.1              23.8

  Profitability - Return on
  Equity Latest 12 Months                   20.2              20.1

  Dividend Yield on Stocks                   0.3               0.2
  P/E Ratio (Based on Next 12
  Months' Estimated Earnings)               26.7X             29.9X

  Market Capitalization (mil)               4,065             6,204

  * Earnings forecasts are based on estimates by I/B/E/S International and are in no way indicative of future investment returns.


     The fundamental characteristics of the portfolio, illustrated in the table, are similar to those of the Russell Midcap Growth Index. The major difference is that our strategy is less aggressive than that represented by the index, even though our market capitalization is somewhat smaller. The estimated earnings growth rate of your portfolio's holdings over the next five years, though high, is slightly less than the index's components, and our price/earnings ratio is somewhat lower. It is significant, however, that our return on equity is the same (even slightly above) that of the index and very high in absolute terms. The fund's 0.3% yield is in line with that of the index. Our beta, a measure of volatility, is somewhat lower than the index's.

     Technology is the fund's largest sector weighting at a fairly aggressive 34%. We took advantage of the market turmoil to buy shares of rapidly growing companies at reasonable valuations. In such a dynamic and volatile area, we stress diversification. Representative holdings include Symbol Technologies, which designs and manufactures bar-code scanners and wireless devices and systems, Intuit, the leader in personal and small-business financial software, systems software vendor BMC Software, and programmable logic chipmaker Xilinx.

     Financial services is our second-largest sector at 15% of net assets. Key holdings include credit-card processor Concord EFS and asset manager Franklin Resources, which manages the Templeton and Mutual Series mutual funds. Our focus is on service companies or those with attractive niches. Diversification is important in the health care sector, as well. The fund owns medical device makers Guidant and Stryker; we have a relatively low exposure to the biotech and smaller pharmaceutical areas; and we also own service providers such as Lincare Holdings and Quest Diagnostics.


    The following table was depicted as a pie chart in the printed material.

          Technology                                     34
          Financial                                      15
          Health Care                                    13
          Business Services                              12
          Consumer Discretionary                          7
          Retail                                          7
          Industrial                                      3
          All Other                                       9


     The fund's fourth-largest sector is business services, at 12%, and our largest overall holding is TMP Worldwide, which dominates help-wanted and job-wanted advertising on the Internet through Monster.com. Monster has five times the market share of its nearest rival, and the company is making a strong push in Europe. At a time when the very business viability of some of the most well-known Internet names has been called severely into question, Monster.com is an example of an Internet business model that clearly works. The company should benefit from network economics. Monster.com's market dominance builds on itself as it becomes the go-to site for job and resume postings. Though the slowing economy poses some near-term risks, Monster should post strong secular growth as more career-related advertising and services migrate to the Internet from newspapers.

     In consumer discretionary (7% of net assets), significant holdings include media stocks USA Networks, Radio One, and Entercom Communications, each of which came under pressure due to the slowdown in the economy and the advertising market. In retail (7%), we found attractive valuations and solid business models in retailers Family Dollar Stores, Dollar Tree Stores, and Dollar General. For those with more expensive tastes, our fourth-largest holding is Tiffany, shares of which we found reasonably priced.

OUTLOOK
-------

     As painful as the past year has been for growth investors, the present market environment offers plentiful opportunities. Patient investors with a long-term strategy should take advantage of fear and uncertainty in the market to buy shares of companies with sustainable, above-average growth rates at attractive valuations. We expect growth sectors to perform relatively well over the next 12 months and longer.

     The terrific performance of the municipal bond market is unlikely to repeat in the year ahead, however. Tax-exempt bonds have appreciated significantly given the decline in interest rates. An economic slowdown of greater severity than we currently expect could adversely affect states' fiscal health and creditworthiness. That said, we remain optimistic about the prospect for tax-exempt bonds overall. At the end of February, AAA long-term tax-exempt yields were 95% as high as yields on comparable Treasuries, which are taxable. That relationship makes municipal bonds attractive to investors in all tax brackets.

     Further Fed rate cuts are likely in the months ahead (in addition to the half point reduction announced on March 20) as is a federal tax cut. These measures should have a positive impact on the economy in the second half of the year, which would benefit both municipal bonds and stocks.

Respectfully submitted,

/s/ Hugh D. McGuirk

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

/s/ Donald J. Peters

Donald J. Peters
Cochairman of the Investment Advisory Committee, Tax-Efficient Balanced Fund Chairman of the Investment Advisory Committee, Tax-Efficient
Growth and Tax-Efficient Multi-Cap Growth Funds

March 21,2001

     The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds' investment programs.

================================================================================

T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
LARGEST HOLDINGS
----------------
TAX-EFFICIENT BALANCED FUND
                                          Percent of
                                          Net Assets
                                           2/28/01
STOCKS
------
Pfizer                                       1.6%
GE                                           1.6
Fannie Mae                                   1.4
Freddie Mac                                  1.3
Microsoft                                    1.3
Citigroup                                    1.1
Merck                                        1.0
AOL Time Warner                              1.0
Wal-Mart                                     1.0
Intel                                        0.9
-----                                        ---
Total                                       12.2%


BONDS
-----
District of Columbia General Obligation      3.3%
Georgia State General Obligation             2.3
Massachusetts Water Pollution                2.2
Baltimore Water Project                      2.1
West Virginia State General Obligation       2.1
New York City Transitional
Finance Authority                            2.1
Dallas County Utility & Reclamation          2.0
Puerto Rico Electric Power Authority         2.0
Port of Seattle Revenue                      2.0
Michigan State Hospital
Finance Authority                            2.0
-----------------                            ---
Total                                       22.1%

================================================================================

T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
TAX-EFFICIENT BALANCED FUND
---------------------------
                                                   Percent of        Percent of
                                                   Net Assets        Net Assets
                                                      8/31/00           2/28/01
STOCKS
------
Technology                                               20%               13%
Financial                                                10                11
Health Care                                               6                 8
Consumer Nondurables                                      2                 3
Retail                                                    3                 3
Consumer Discretionary                                    3                 3
Industrial                                                2                 2
Business Services                                         1                 2
All Other                                                 2                 1
 ................................................................................
Total                                                    49%               46%

BONDS AND RESERVES
------------------
Water and Sewer Revenue                                   7%                9%
Dedicated Tax Revenue                                     7                 8
General Obligations - State                               8                 6
Nuclear Revenue                                           5                 5
General Obligations - Local                               4                 4
Hospital Revenue                                          3                 4
Housing Finance Revenue                                   3                 3
Electric Revenue                                          3                 3
Air and Sea Transportation Revenue                        2                 3
All Other                                                 5                 8
Reserves                                                  4                 1
 ................................................................................
Total                                                    51%               54%

================================================================================

T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
                                                               Percent of
                                                               Net Assets
                                                                  2/28/01
                                                                  -------
GE                                                                    3.5%
Freddie Mac                                                           3.5
Pfizer                                                                3.4
Fannie Mae                                                            3.1
Microsoft                                                             3.0

Citigroup                                                             2.4
Merck                                                                 2.3
AOL Time Warner                                                       2.2
Wal-Mart                                                              2.2
Clear Channel Communications                                          2.1

Johnson & Johnson                                                     2.0
Mellon Financial                                                      2.0
American International Group                                          1.9
Cisco Systems                                                         1.8
Intel                                                                 1.6

Northern Trust                                                        1.6
State Street                                                          1.5
McGraw-Hill                                                           1.5
Marsh & McLennan                                                      1.5
PepsiCo                                                               1.5

Coca-Cola                                                             1.4
Viacom                                                                1.3
Charles Schwab                                                        1.3
American Home Products                                                1.2
Home Depot                                                            1.2
----------                                                            ---
Total                                                                51.0%

Note: Table excludes reserves.

================================================================================

T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
TAX-EFFICIENT MULTI-CAP GROWTH FUND
-----------------------------------
                                                               Percent of
                                                               Net Assets
                                                                  2/28/01
                                                                  -------
  TMP Worldwide                                                       1.0%
  Concord EFS                                                         0.9
  Family Dollar Stores                                                0.8
  Tiffany                                                             0.8
  Franklin Resources                                                  0.8

  Symbol Technologies                                                 0.8
  Dollar Tree Stores                                                  0.8
  Guidant                                                             0.8
  Dollar General                                                      0.8
  Intuit                                                              0.8

  Cintas                                                              0.7
  USA Networks                                                        0.7
  Robert Half International                                           0.7
  Radio One Class D                                                   0.7
  BMC Software                                                        0.7

  Entercom Communications                                             0.7
  Expeditors International of Washington                              0.7
  Citadel Communications                                              0.6
  Williams-Sonoma                                                     0.6
  Manpower                                                            0.6

  Stryker                                                             0.6
  McGraw-Hill                                                         0.6
  Xilinx                                                              0.6
  Silicon Valley Bancshares                                           0.6
  Devry                                                               0.6
  -----                                                               ---
  Total                                                              18.0%

  Note: Table excludes reserves.

================================================================================

T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
TAX-EFFICIENT GROWTH FUND
-------------------------
6 Months Ended 2/28/01

TEN BEST CONTRIBUTORS
---------------------
Freddie Mac                                   14(cent)
Fannie Mae                                    12
AstraZeneca Group                              6
Merck                                          4
First Data                                     3
Walgreen                                       2
Starbucks                                      2
Kimberly-Clark                                 2
CVS                                            2
Sysco                                          2
-----                                        -----
Total                                         49(cent)

TEN WORST CONTRIBUTORS
----------------------
Cisco Systems                                -33(cent)
Intel                                         30
Oracle                                        17
Nortel Networks                               15
Corning                                       14
EMC                                           14
Sun Microsystems                              13
Altera                                        12
Charles Schwab                                11
Texas Instruments                             11
-----------------                            -----
Total                                       -170(cent)

12 Months Ended 2/28/01

TEN BEST CONTRIBUTORS
---------------------
Freddie Mac                                   14(cent)
Fannie Mae                                    12
Mellon Financial                               8
AstraZeneca Group                              8
Johnson & Johnson                              6
Merck                                          6
Pfizer                                         6
State Street                                   6
Marsh & McLennan                               6
PepsiCo                                        5
------                                       -----
Total                                         77(cent)

TEN WORST CONTRIBUTORS
----------------------
Cisco Systems                                -31(cent)
Intel                                         17
Texas Instruments                             15
Microsoft                                     15
Oracle                                        11
Nortel Networks*                              11
Computer Associates                           10
LM Ericsson                                    9
Sun Microsystems                               8
Motorola**                                     7
----------                                   -----
Total                                       -134(cent)

    * Position added
   ** Position eliminated

================================================================================
T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------

PERFORMANCE COMPARISON
----------------------

     These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.



   The following tables were depicted as line graphs in the printed material.

              Combined Index Portfolio     Tax-Efficient Balanced Fund
              ------------------------     ---------------------------
6/30/97                10000                         10000
2/28/98                11316                         11496
2/28/99                12807                         13157
2/29/00                13398                         14528
2/28/01                13713                         14655

                                  Lipper Large-Cap          Tax-Efficient
          S&P 500 Stock Index    Core Funds Average          Growth Fund
          -------------------    ------------------          -----------
7/30/99          10000                 10000                    10000
2/29/00          10359                 11018                    11030
2/28/01           9510                  9635                    10180


            Russell Midcap Growth Index    Tax-Efficient Multi-Cap Growth Fund
            ---------------------------    -----------------------------------
12/29/00               10000                             10000
2/28/01                 8743                              9250




AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since  Inception
Periods Ended 2/28/01                  1 Year   3 Years   Inception       Date
---------------------                  ------   -------   ---------       ----
Tax-Efficient Balanced Fund             0.87%     8.43%    10.99%      6/30/97
 ................................................................................
Tax-Efficient Growth Fund              -8.63*        -      0.49*      7/30/99
 ................................................................................
Tax-Efficient Multi-Cap Growth Fund         -        -      -7.50     12/29/00
 ................................................................................

  *  Adjusted to reflect a 1% redemption fee on shares held less than two years.

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND
-----------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                   Year                              6/30/97
                                  Ended                              Through
                                2/28/01     2/29/00     2/28/99      2/28/98
NET ASSET VALUE
Beginning of period           $  13.76    $   12.72   $   11.34   $   10.00
 ..............................................................................
Investment activities
  Net investment income (loss)    0.29         0.25*       0.24*       0.15*
  Net realized and
  unrealized gain (loss)         (0.17)        1.06        1.38        1.34
 ..............................................................................
  Total from
  investment activities           0.12         1.31        1.62        1.49
 ..............................................................................
Distributions
  Net investment income          (0.29)       (0.27)      (0.24)      (0.15)
 ..............................................................................
NET ASSET VALUE
End of period                 $  13.59    $   13.76   $   12.72   $   11.34
 ..............................................................................

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return++                    0.87%       10.42%*     14.45%*     14.96%*
 ..............................................................................
Ratio of total expenses to
average net assets                1.00%        1.00%*      1.00%*      1.00%*+
 ..............................................................................
Ratio of net investment
income (loss) to average
net assets                        2.11%        1.99%*      2.03%*      2.31%*+
 ..............................................................................
Portfolio turnover rate          19.1%        40.0%       19.8%       12.5%+
Net assets, end of period
(in thousands)                $ 51,050    $  43,248   $  33,767   $   17,714
 ..............................................................................
++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------
For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------
                                                  Year           7/30/99
                                                 Ended           Through
                                               2/28/01           2/29/00
NET ASSET VALUE
Beginning of period                       $     11.03       $     10.00
 ..............................................................................
Investment activities
  Net investment income (loss)                  (0.03)            (0.01)*
  Net realized and
  unrealized gain (loss)                        (0.82)             1.04
 ..............................................................................
  Total from
  investment activities                         (0.85)             1.03
 ..............................................................................
NET ASSET VALUE
 ..............................................................................
End of period                             $     10.18       $     11.03

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return++                                  (7.71)%           10.30%*
 ..............................................................................
Ratio of total expenses to
average net assets                               1.04%             1.10%*+
 ..............................................................................
Ratio of net investment
income (loss) to average
net assets                                      (0.26)%           (0.11)%*+
 ..............................................................................
Portfolio turnover rate                         12.0%             23.4%+
Net assets, end of period
(in thousands)                            $    83,608      $     72,336
 ..............................................................................

++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 2/28/01.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT MULTI-CAP GROWTH FUND
-------------------------------------------------
For a share outstanding throughout the period

FINANCIAL HIGHLIGHTS
--------------------
                                                           12/29/00
                                                            Through
                                                            2/28/01

  NET ASSET VALUE
  Beginning of period                                $     10.00
 ...............................................................................
  Investment activities
    Net investment income (loss)                           (0.01)*
    Net realized and
    unrealized gain (loss)                                 (0.74)
 ...............................................................................
    Total from
    investment activities                                  (0.75)
 ...............................................................................
  NET ASSET VALUE
 ...............................................................................
  End of period                                      $      9.25
 ...............................................................................

  RATIOS/SUPPLEMENTAL DATA
  ------------------------

  Total return++                                           (7.50)%*
 ..............................................................................
  Ratio of total expenses to
  average net assets                                        1.25%*+
 ..............................................................................
  Ratio of net investment
  income (loss) to average
  net assets                                               (0.60)%*+
 ..............................................................................
  Portfolio turnover rate                                  10.4%+
  Net assets, end of period
  (in thousands)                                     $    14,253
 ..............................................................................

++ Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 2/28/02.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND
-----------------------------------------                    February 28, 2001
STATEMENT OF NET ASSETS
-----------------------                                Shares/Par       Value
COMMON STOCKS  46.0%

FINANCIAL  10.6%
Banks  4.2%
Bank of New York                                          4,400   $     228
-------------------------------------------------------------------------------
Citigroup                                                11,500         566
-------------------------------------------------------------------------------
Mellon Financial                                          7,000         324
-------------------------------------------------------------------------------
Northern Trust                                            6,000         427
-------------------------------------------------------------------------------
State Street                                              3,200         321
-------------------------------------------------------------------------------
Wells Fargo                                               5,100         253
-------------------------------------------------------------------------------
                                                                      2,119
-------------------------------------------------------------------------------
Financial Services  4.1%
American Express                                          7,800         342
-------------------------------------------------------------------------------
Equifax                                                   2,200          67
-------------------------------------------------------------------------------
Fannie Mae                                                8,800         701
-------------------------------------------------------------------------------
Freddie Mac                                              10,400         685
-------------------------------------------------------------------------------
Marsh & McLennan                                          2,950         316
-------------------------------------------------------------------------------
                                                                      2,111
-------------------------------------------------------------------------------
Life & Health Insurance  0.2%
American General                                          1,100          84
-------------------------------------------------------------------------------
                                                                         84
-------------------------------------------------------------------------------
Property & Casualty Insurance  1.0%
AMBAC                                                     1,800         101
-------------------------------------------------------------------------------
American International Group                              5,059         414
-------------------------------------------------------------------------------
                                                                        515
-------------------------------------------------------------------------------
Securities & Asset Management  1.1%
Charles Schwab                                           15,435         322
-------------------------------------------------------------------------------
Franklin Resources                                        6,200         259
-------------------------------------------------------------------------------
                                                                        581
-------------------------------------------------------------------------------
Total Financial                                                       5,410
-------------------------------------------------------------------------------

TELECOMMUNICATIONS  0.2%
Wireless Telecommunications  0.2%
Vodafone Group ADR                                        4,000         109
-------------------------------------------------------------------------------
Total Telecommunications                                                109
-------------------------------------------------------------------------------

CONSUMER NONDURABLES  3.3%
Home Products  1.1%
Avon                                                      2,700   $     115
-------------------------------------------------------------------------------
Colgate-Palmolive                                         3,200         189
-------------------------------------------------------------------------------
Gillette                                                  2,500          81
-------------------------------------------------------------------------------
Procter & Gamble                                          2,500         176
-------------------------------------------------------------------------------
                                                                        561
-------------------------------------------------------------------------------
Beverages  1.0%
Coca-Cola                                                 6,100         323
-------------------------------------------------------------------------------
PepsiCo                                                   4,700         217
-------------------------------------------------------------------------------
                                                                        540
-------------------------------------------------------------------------------
Food  0.8%
General Mills                                             1,900          85
-------------------------------------------------------------------------------
Sysco                                                     7,000         191
-------------------------------------------------------------------------------
Wrigley                                                   1,300         121
-------------------------------------------------------------------------------
                                                                        397
-------------------------------------------------------------------------------
Apparel & Textiles  0.1%
NIKE (Class B)                                            1,600          62
-------------------------------------------------------------------------------
                                                                         62
-------------------------------------------------------------------------------
Alcohol  0.3%
Anheuser-Busch                                            3,400         149
-------------------------------------------------------------------------------
                                                                        149
-------------------------------------------------------------------------------
Total Consumer Nondurables                                            1,709
-------------------------------------------------------------------------------

RETAIL  3.0%
Department Stores  1.0%
Family Dollar Stores                                      1,400          37
-------------------------------------------------------------------------------
Wal-Mart                                                  9,800         491
-------------------------------------------------------------------------------
                                                                        528
-------------------------------------------------------------------------------
Specialty Retail  2.0%
Bed Bath & Beyond *                                       3,600          89
-------------------------------------------------------------------------------
CVS                                                       1,500          92
-------------------------------------------------------------------------------
Dollar General                                            4,806          89
-------------------------------------------------------------------------------
Home Depot                                                6,200         263
-------------------------------------------------------------------------------
Tiffany                                                   7,200         224
-------------------------------------------------------------------------------
Walgreen                                                  4,400         195
-------------------------------------------------------------------------------
Williams-Sonoma *                                         3,200          87
-------------------------------------------------------------------------------
                                                                      1,039
-------------------------------------------------------------------------------
Total Retail                                                          1,567
-------------------------------------------------------------------------------

TECHNOLOGY  12.9%
Electronics Equipment  0.6%
Agilent Technologies *                                    1,144   $      41
-------------------------------------------------------------------------------
Corning                                                   4,500         122
-------------------------------------------------------------------------------
JDS Uniphase *                                            4,500         121
-------------------------------------------------------------------------------
McDATA *                                                    235           4
-------------------------------------------------------------------------------
                                                                        288
-------------------------------------------------------------------------------
Communications Equipment  0.6%
LM Ericsson (Class B) ADR                                17,200         142
-------------------------------------------------------------------------------
Nokia ADR                                                 1,600          35
-------------------------------------------------------------------------------
Nortel Networks                                           3,500          65
-------------------------------------------------------------------------------
Tellabs *                                                 1,700          74
-------------------------------------------------------------------------------
                                                                        316
-------------------------------------------------------------------------------
Semiconductors  4.6%
Altera *                                                 10,700         248
-------------------------------------------------------------------------------
Analog Devices *                                          6,000         224
-------------------------------------------------------------------------------
Applied Micro Circuits *                                  2,000          54
-------------------------------------------------------------------------------
Broadcom *                                                1,500          74
-------------------------------------------------------------------------------
Intel                                                    16,800         480
-------------------------------------------------------------------------------
Linear Technology                                         8,400         332
-------------------------------------------------------------------------------
Maxim Integrated Products *                               9,400         433
-------------------------------------------------------------------------------
Texas Instruments                                         7,700         227
-------------------------------------------------------------------------------
Xilinx *                                                  6,500         253
-------------------------------------------------------------------------------
                                                                      2,325
-------------------------------------------------------------------------------
Miscellaneous Computer Hardware  1.0%
EMC *                                                     6,400         254
-------------------------------------------------------------------------------
Symbol Technologies                                       5,175         240
-------------------------------------------------------------------------------
                                                                        494
-------------------------------------------------------------------------------
Computer Software  2.4%
BMC Software *                                            2,000          60
-------------------------------------------------------------------------------
Computer Associates                                       2,000          63
-------------------------------------------------------------------------------
Intuit *                                                  2,500         103
-------------------------------------------------------------------------------
Microsoft *                                              11,400         672
-------------------------------------------------------------------------------
Oracle *                                                 17,700         336
-------------------------------------------------------------------------------
                                                                      1,234
-------------------------------------------------------------------------------
Information Services  0.8%
Automatic Data Processing                                 3,800         224
-------------------------------------------------------------------------------
First Data                                                3,000         185
-------------------------------------------------------------------------------
                                                                        409
-------------------------------------------------------------------------------
Computer Communications Equipment  0.9%
Cisco Systems *                                          19,300   $     458
-------------------------------------------------------------------------------
                                                                        458
-------------------------------------------------------------------------------
Computer Makers  0.8%
Dell Computer *                                           4,500          99
-------------------------------------------------------------------------------
Hewlett-Packard                                           6,000         173
-------------------------------------------------------------------------------
Sun Microsystems *                                        7,600         151
-------------------------------------------------------------------------------
                                                                        423
-------------------------------------------------------------------------------
Semiconductor Capital Equipment  0.2%
Applied Materials *                                       2,600         110
-------------------------------------------------------------------------------
                                                                        110
-------------------------------------------------------------------------------
Internet  1.0%
AOL Time Warner *                                        11,600         511
-------------------------------------------------------------------------------
                                                                        511
-------------------------------------------------------------------------------
Total Technology                                                      6,568
-------------------------------------------------------------------------------

BUSINESS SERVICES  2.0%
Business Services  0.2%
Paychex                                                   3,150         126
-------------------------------------------------------------------------------
                                                                        126
-------------------------------------------------------------------------------
Internet  0.6%
Cintas                                                    2,250          83
-------------------------------------------------------------------------------
DeVry *                                                   3,400         123
-------------------------------------------------------------------------------
Robert Half International *                               4,400         106
-------------------------------------------------------------------------------
                                                                        312
-------------------------------------------------------------------------------
Advertising  1.2%
Interpublic Group                                         5,300         199
-------------------------------------------------------------------------------
Omnicom                                                   2,600         236
-------------------------------------------------------------------------------
TMP Worldwide *                                           3,100         162
-------------------------------------------------------------------------------
                                                                        597
-------------------------------------------------------------------------------
Total Business Services                                               1,035
-------------------------------------------------------------------------------

BASIC MATERIALS  0.8%
Forest Products & Paper  0.4%
Kimberly-Clark                                            3,100         222
-------------------------------------------------------------------------------
                                                                        222
-------------------------------------------------------------------------------
Chemicals  0.4%
Ecolab                                                    3,300   $     138
-------------------------------------------------------------------------------
Valspar                                                   1,500          49
-------------------------------------------------------------------------------
                                                                        187
-------------------------------------------------------------------------------
Total Basic Materials                                                   409
-------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  3.0%
Restaurants  0.4%
McDonald's                                                2,200          64
-------------------------------------------------------------------------------
Starbucks *                                               2,600         124
-------------------------------------------------------------------------------
                                                                        188
-------------------------------------------------------------------------------
Entertainment  1.1%
Disney                                                    7,000         217
-------------------------------------------------------------------------------
Viacom (Class B) *                                        6,982         347
-------------------------------------------------------------------------------
                                                                        564
-------------------------------------------------------------------------------
Publishing  0.6%
McGraw-Hill                                               5,000         295
-------------------------------------------------------------------------------
                                                                        295
-------------------------------------------------------------------------------
Media  0.9%
Clear Channel Communications *                            8,146         466
-------------------------------------------------------------------------------
                                                                        466
-------------------------------------------------------------------------------
Total Consumer Discretionary                                          1,513
-------------------------------------------------------------------------------

INDUSTRIAL  2.2%
Defense and Aerospace  0.4%
Boeing                                                    3,100         193
-------------------------------------------------------------------------------
                                                                        193
-------------------------------------------------------------------------------
Heavy Electrical Equipment  1.7%
GE                                                       17,700         823
-------------------------------------------------------------------------------
Molex (Class A)                                           2,687          73
-------------------------------------------------------------------------------
                                                                        896
-------------------------------------------------------------------------------
Industrial Parts  0.1%
Illinois Tool Works                                         900          54
-------------------------------------------------------------------------------
                                                                         54
-------------------------------------------------------------------------------
Total Industrial                                                      1,143
-------------------------------------------------------------------------------

HEALTH CARE  7.7%
Drugs  5.8%
American Home Products                                    3,400   $     210
-------------------------------------------------------------------------------
Amgen *                                                   2,700         195
-------------------------------------------------------------------------------
AstraZeneca Group ADR                                     2,100          97
-------------------------------------------------------------------------------
Bristol-Myers Squibb                                      4,900         311
-------------------------------------------------------------------------------
Eli Lilly                                                 3,200         254
-------------------------------------------------------------------------------
GlaxoSmithKline ADR                                       3,320         184
-------------------------------------------------------------------------------
Merck                                                     6,600         529
-------------------------------------------------------------------------------
Pfizer                                                   18,475         831
-------------------------------------------------------------------------------
Pharmacia                                                 2,890         150
-------------------------------------------------------------------------------
Schering-Plough                                           4,600         185
-------------------------------------------------------------------------------
                                                                      2,946
-------------------------------------------------------------------------------
Medical Products  1.9%
Abbott Laboratories                                       3,400         167
-------------------------------------------------------------------------------
Guidant *                                                 2,500         127
-------------------------------------------------------------------------------
Johnson & Johnson                                         4,100         399
-------------------------------------------------------------------------------
Medtronic                                                 5,200         266
-------------------------------------------------------------------------------
                                                                        959
-------------------------------------------------------------------------------
Total Health Care                                                     3,905
-------------------------------------------------------------------------------

TRANSPORTATION  0.3%
Trucking, Shipping, Air Freight  0.3%
Expeditors International of Washington                    2,200         128
-------------------------------------------------------------------------------
Total Transportation                                                    128
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $16,591)                                  23,496

MUNICIPAL BONDS 53.9%

ALABAMA  0.5%
Selma Ind. Dev. Board, Int'l. Paper
          5.50%, 7/15/01                           $    250,000         251
-------------------------------------------------------------------------------
Total Alabama (Cost  $250)                                              251
-------------------------------------------------------------------------------

ARIZONA  1.1%
Phoenix, GO, 5.875%, 7/1/18                             500,000         540
-------------------------------------------------------------------------------
Total Arizona (Cost  $513)                                              540
-------------------------------------------------------------------------------

CONNECTICUT  0.8%
Mashantucket
        5.50%, 9/1/28                              $    200,000   $     186
-------------------------------------------------------------------------------
        5.75%, 9/1/27                                   200,000         194
-------------------------------------------------------------------------------
Total Connecticut (Cost  $357)                                          380
-------------------------------------------------------------------------------

DISTRICT OF COLUMBIA  3.7%
District of Columbia, GO
        6.00%, 6/1/15 (MBIA Insured)                  1,000,000       1,124
-------------------------------------------------------------------------------
        6.00%, 6/1/17 (MBIA Insured)                    500,000         558
-------------------------------------------------------------------------------
District of Columbia Hosp.,
     Medlantic Healthcare Group
        5.25%, 8/15/19 (Escrowed to Maturity)
        (MBIA Insured)                                  200,000         204
-------------------------------------------------------------------------------
Total District of Columbia (Cost  $1,718)                             1,886
-------------------------------------------------------------------------------

FLORIDA  0.2%
Saint Lucie County, PCR, Power & Light
        VRDN (Currently 3.30%)                          100,000         100
-------------------------------------------------------------------------------
Total Florida (Cost  $100)                                              100
-------------------------------------------------------------------------------

GEORGIA  3.2%
DeKalb County Water & Sewage, 5.00%, 10/1/28            500,000         487
-------------------------------------------------------------------------------
Georgia, GO, 6.25%, 8/1/13                            1,000,000       1,164
-------------------------------------------------------------------------------
Total Georgia (Cost  $1,546)                                          1,651
-------------------------------------------------------------------------------

ILLINOIS  4.4%
Illinois EFA, 5.125%, 7/1/38                            500,000         476
-------------------------------------------------------------------------------
Chicago O'Hare Int'l Airport, United Airlines
          6.30%, 5/1/16                                 500,000         499
-------------------------------------------------------------------------------
Chicago Water, Capital Appreciation
        Zero Coupon, 11/1/11 (FGIC Insured)             500,000         302
-------------------------------------------------------------------------------
Metropolitan Pier & Expo Auth.
    McCormick Place Expansion Project
        5.25%, 12/15/28 (FGIC Insured)                1,000,000         991
-------------------------------------------------------------------------------
Total Illinois (Cost  $2,177)                                         2,268
-------------------------------------------------------------------------------

INDIANA  0.4%
Goshen, Greencroft Obligation Group
          5.75%, 8/15/28                           $    250,000   $     190
-------------------------------------------------------------------------------
Total Indiana (Cost  $246)                                              190
-------------------------------------------------------------------------------

LOUISIANA  0.5%
West Feliciana Parish, PCR, Entergy Gulf States
        5.65%, 9/1/04                                   250,000         254
-------------------------------------------------------------------------------
Total Louisiana (Cost  $250)                                            254
-------------------------------------------------------------------------------

MARYLAND  2.2%
Baltimore, 6.00%, 7/1/18 (FSA Insured)                1,000,000       1,093
-------------------------------------------------------------------------------
Total Maryland (Cost  $1,029)                                         1,093
-------------------------------------------------------------------------------

MASSACHUSETTS  2.7%
Massachusetts Municipal Wholesale Electric
        6.75%, 7/1/05 (MBIA Insured)                    250,000         265
-------------------------------------------------------------------------------
Massachusetts Water Pollution, 6.00%, 8/1/18          1,000,000       1,134
-------------------------------------------------------------------------------
Total Massachusetts (Cost  $1,276)                                    1,399
-------------------------------------------------------------------------------

Michigan  2.0%
Michigan Hosp. Fin. Auth.,Ascension Health Credit
        5.20%, 11/15/05                               1,000,000       1,018
-------------------------------------------------------------------------------
Total Michigan (Cost  $1,000)                                         1,018
-------------------------------------------------------------------------------

MISSISSIPPI  1.1%
Mississippi, GO, Capital Improvements
          5.00%, 11/1/05                                515,000         540
-------------------------------------------------------------------------------
Total Mississippi (Cost  $534)                                          540
-------------------------------------------------------------------------------

MISSOURI  0.5%
St. Louis Airport, 6.25%, 1/1/03                        250,000         256
-------------------------------------------------------------------------------
Total Missouri (Cost  $252)                                             256
-------------------------------------------------------------------------------

NEVADA  0.5%
Nevada, GO, Capital Improvements, 5.125%, 4/15/15  $    250,000   $     254
-------------------------------------------------------------------------------
Total Nevada (Cost  $254)                                               254
-------------------------------------------------------------------------------

NEW JERSEY  0.7%
New Jersey Economic Dev. Auth., Franciscan Oaks
        5.75%, 10/1/23                                  100,000          81
-------------------------------------------------------------------------------
New Jersey Housing & Mortgage Fin. Agency,
     Multi-Family
        5.55%, 11/1/09 (FSA Insured)                    260,000         284
-------------------------------------------------------------------------------
Total New Jersey (Cost  $359)                                           365
-------------------------------------------------------------------------------

NEW MEXICO  1.0%
New Mexico Mortgage Fin. Auth.
    Single Family Mortgage
        6.00%, 3/1/27                                   500,000         521
-------------------------------------------------------------------------------
Total New Mexico (Cost  $500)                                           521
-------------------------------------------------------------------------------

NEW YORK  5.2%
Dormitory Auth. of the State of New York,
     State Univ. Ed. Fac.
        5.40%, 5/15/23                                  250,000         251
-------------------------------------------------------------------------------
Long Island Power Auth., 5.00%, 4/1/02                  250,000         254
-------------------------------------------------------------------------------
Municipal Assistance of New York, 6.00%, 7/1/07         750,000         831
-------------------------------------------------------------------------------
New York City, GO
     7.625%, 2/1/15 (Prerefunded 2/1/02+)               235,000         248
-------------------------------------------------------------------------------
New York City Transitional Fin. Auth.
    Future Tax
        5.75%, 11/15/20                                 500,000         532
-------------------------------------------------------------------------------
        5.875%, 11/1/16                                 500,000         546
-------------------------------------------------------------------------------
Total New York (Cost  $2,517)                                         2,662
-------------------------------------------------------------------------------

NORTH CAROLINA  0.6%
North Carolina Eastern Municipal Power Agency
          6.00%, 1/1/05                                 300,000         312
-------------------------------------------------------------------------------
Total North Carolina (Cost  $304)                                       312
-------------------------------------------------------------------------------

Oregon  1.0%
Portland Sewer Systems,
          5.75%, 8/1/20 (FGIC Insured)                  500,000         531
-------------------------------------------------------------------------------
Total Oregon (Cost  $513)                                               531
-------------------------------------------------------------------------------

PENNSYLVANIA  1.8%
Beaver County IDA, PCR, Toledo Edison
        4.85%, 6/1/04                              $    500,000   $     495
-------------------------------------------------------------------------------
Bucks County IDA, Chandler Hall, 6.30%, 5/1/29          250,000         212
-------------------------------------------------------------------------------
Montgomery County HHEFA, Foulkeways at Gwynedd
        6.75%, 11/15/24                                 200,000         199
-------------------------------------------------------------------------------
Total Pennsylvania (Cost  $904)                                         906
-------------------------------------------------------------------------------

PUERTO RICO  2.0%
Puerto Rico Electric Power Auth.
        5.375%, 7/1/27 (MBIA Insured)                 1,000,000       1,023
-------------------------------------------------------------------------------
Total Puerto Rico (Cost  $915)                                        1,023
-------------------------------------------------------------------------------

SOUTH CAROLINA  1.1%
Connector 2000 Assoc., Greenville Toll Road
        Zero Coupon, 1/1/09                             500,000         281
-------------------------------------------------------------------------------
Piedmont Municipal Power Agency
    Electric, 5.75%, 1/1/24                             300,000         278
-------------------------------------------------------------------------------
Total South Carolina (Cost  $590)                                       559
-------------------------------------------------------------------------------

TENNESSEE  0.4%
Tennessee HDA, Homeownership
        Zero Coupon, 7/1/16                             500,000         212
-------------------------------------------------------------------------------
Total Tennessee (Cost  $210)                                            212
-------------------------------------------------------------------------------

TEXAS  5.5%
Brazos River Auth., Reliant Energy,5.20%, 12/1/02       500,000         510
-------------------------------------------------------------------------------
Dallas County Utility & Reclamation
        5.875%, 2/15/29 (AMBAC Insured)               1,000,000       1,028
-------------------------------------------------------------------------------
Houston, COP, 6.40%, 6/1/27                             250,000         264
-------------------------------------------------------------------------------
Houston Water & Sewer System
        5.375%, 12/1/27 (FGIC Insured)                1,000,000       1,008
-------------------------------------------------------------------------------
Total Texas (Cost  $2,619)                                            2,810
-------------------------------------------------------------------------------

UTAH  1.7%
Intermountain Power Agency
        5.375%, 7/1/08                             $    310,000   $     323
-------------------------------------------------------------------------------
        5.375%, 7/1/08 (Escrowed to Maturity)           540,000         564
-------------------------------------------------------------------------------
Total Utah (Cost  $854)                                                 887
-------------------------------------------------------------------------------

VERMONT  0.7%
Vermont Ed. & Health Buildings Fin. Agency
    Middlebury College, 5.00%, 11/1/38                  375,000         353
-------------------------------------------------------------------------------
Total Vermont (Cost  $335)                                              353
-------------------------------------------------------------------------------

VIRGINIA  3.0%
Chesterfield County IDA,
     Bon Secours Health System
        5.70%, 11/15/03                                 500,000         504
-------------------------------------------------------------------------------
Henrico County Economic Dev. Auth., Regional Jail
        6.125%, 11/1/19                                 250,000         276
-------------------------------------------------------------------------------
Pocahontas Parkway Assoc., Toll Road
        Zero Coupon, 8/15/18                            900,000         245
-------------------------------------------------------------------------------
Virginia HDA, 5.60%, 11/1/18                            500,000         507
-------------------------------------------------------------------------------
Total Virginia (Cost  $1,548)                                         1,532
-------------------------------------------------------------------------------

WASHINGTON  2.2%
Port of Seattle, 5.50%, 2/1/26 (MBIA Insured)         1,000,000       1,020
-------------------------------------------------------------------------------
Washington, GO, 5.375%, 9/1/02                          100,000         103
-------------------------------------------------------------------------------
Total Washington (Cost  $1,068)                                       1,123
-------------------------------------------------------------------------------

WEST VIRGINIA  2.1%
West Virginia, GO, 5.75%, 6/1/15                      1,000,000       1,079
-------------------------------------------------------------------------------
Total West Virginia (Cost  $1,034)                                    1,079
-------------------------------------------------------------------------------

WISCONSIN  1.1%
Wisconsin HEFA, Childrens Hosp.
        5.625%, 2/15/15 (AMBAC Insured)                 500,000         536
-------------------------------------------------------------------------------
Total Wisconsin (Cost  $521)                                            536
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost  $26,293)                                27,491

Total Investments in Securities
99.9% of Net Assets (Cost $42,884)                                $  50,987

Other Assets Less Liabilities                                            63

NET ASSETS                                                        $  51,050

Net Assets Consist of:
Accumulated net investment income - net of distributions          $      (1)
Accumulated net realized gain/loss - net of distributions            (1,584)
Net unrealized gain (loss)                                            8,103
Paid-in-capital applicable to 3,756,700 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the
Corporation authorized                                               44,532

NET ASSETS                                                        $  51,050

NET ASSET VALUE PER SHARE                                         $   13.59

    +  Used in determining portfolio maturity
    *  Non-income producing
  ADR  American Depository Receipt
AMBAC  AMBAC Indemnity Corp.
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HDA  Housing Development Authority
 HEFA  Health & Educational Facility Authority
HHEFA  Health & Higher Educational Facility Authority
  IDA  Industrial Development Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------                       February 28, 2001
PORTFOLIO OF INVESTMENTS
------------------------                                Shares          Value
COMMON STOCKS  99.8%

FINANCIAL  23.9%
Banks  9.2%
Bank of New York                                          15,700   $     813
-------------------------------------------------------------------------------
Citigroup                                                 40,400       1,987
-------------------------------------------------------------------------------
Mellon Financial                                          35,700       1,653
-------------------------------------------------------------------------------
Northern Trustss.                                         18,400       1,308
-------------------------------------------------------------------------------
State Street                                              12,700       1,276
-------------------------------------------------------------------------------
Wells Fargo                                               13,500         670
-------------------------------------------------------------------------------
                                                                       7,707
-------------------------------------------------------------------------------
Financial Services  9.4%
American Express                                          19,200         842
-------------------------------------------------------------------------------
Equifaxss.                                                 9,000         273
-------------------------------------------------------------------------------
Fannie Mae                                                33,000       2,630
-------------------------------------------------------------------------------
Freddie Mac                                               43,900       2,891
-------------------------------------------------------------------------------
Marsh & McLennan                                          11,500       1,231
-------------------------------------------------------------------------------
                                                                       7,867
-------------------------------------------------------------------------------
Life & Health Insurance  0.4%
American General                                           5,000         381
-------------------------------------------------------------------------------
                                                                         381
-------------------------------------------------------------------------------
Property & Casualty Insurance  2.5%
AMBAC                                                      9,000         508
-------------------------------------------------------------------------------
American International Group                              19,000       1,554
-------------------------------------------------------------------------------
                                                                       2,062
-------------------------------------------------------------------------------
Securities & Asset Management  2.4%
Charles Schwab                                            51,430       1,075
-------------------------------------------------------------------------------
Franklin Resources                                        22,000         918
-------------------------------------------------------------------------------
                                                                       1,993
-------------------------------------------------------------------------------
Total Financial                                                       20,010
-------------------------------------------------------------------------------

TELECOMMUNICATIONS  0.5%
Wireless Telecommunications  0.5%
Vodafone Group ADRss.                                     16,000         437
-------------------------------------------------------------------------------
Total Telecommunications                                                 437
-------------------------------------------------------------------------------

CONSUMER NONDURABLES  8.5%
Home Products  2.5%
Avon                                                      11,300   $     480
-------------------------------------------------------------------------------
Colgate-Palmolive                                          9,800         579
-------------------------------------------------------------------------------
Gillette                                                  11,700         380
-------------------------------------------------------------------------------
Procter & Gamble                                           9,500         670
-------------------------------------------------------------------------------
                                                                       2,109
-------------------------------------------------------------------------------
Beverages  2.8%
Coca-Cola                                                 21,500       1,140
-------------------------------------------------------------------------------
PepsiCo                                                   26,500       1,221
-------------------------------------------------------------------------------
                                                                       2,361
-------------------------------------------------------------------------------
Food  1.9%
General Mills                                              7,300         327
-------------------------------------------------------------------------------
Sysco                                                     23,200         633
-------------------------------------------------------------------------------
Wrigley                                                    6,600         615
-------------------------------------------------------------------------------
                                                                       1,575
-------------------------------------------------------------------------------
Apparel & Textiles  0.4%
NIKE (Class B)                                             8,200         320
-------------------------------------------------------------------------------
                                                                         320
-------------------------------------------------------------------------------
Alcohol  0.9%
Anheuser-Busch                                            17,600         769
-------------------------------------------------------------------------------
                                                                         769
-------------------------------------------------------------------------------
Total Consumer Nondurables                                             7,134
-------------------------------------------------------------------------------

RETAIL  6.4%
Department Stores  2.3%
Family Dollar Stores                                       5,000         131
-------------------------------------------------------------------------------
Wal-Mart                                                  36,700       1,839
-------------------------------------------------------------------------------
                                                                       1,970
-------------------------------------------------------------------------------
Specialty Retail  4.1%
Bed Bath & Beyond *                                       18,000         443
-------------------------------------------------------------------------------
CVS                                                        6,300         384
-------------------------------------------------------------------------------
Dollar General                                            21,075         392
-------------------------------------------------------------------------------
Home Depot                                                24,000       1,020
-------------------------------------------------------------------------------
Tiffany                                                   16,700         519
-------------------------------------------------------------------------------
Walgreen                                                  13,800         612
-------------------------------------------------------------------------------
Williams-Sonoma *                                          1,500   $      41
-------------------------------------------------------------------------------
                                                                       3,411
-------------------------------------------------------------------------------
Total Retail                                                           5,381
-------------------------------------------------------------------------------

TECHNOLOGY  23.4%
Electronic Equipment  0.9%
Corning                                                   13,500         366
-------------------------------------------------------------------------------
JDS Uniphase *ss.                                         13,500         361
-------------------------------------------------------------------------------
McDATA *                                                     791          14
-------------------------------------------------------------------------------
                                                                         741
-------------------------------------------------------------------------------
Communications Equipment  1.2%
LM Ericsson ADR                                           50,100         415
-------------------------------------------------------------------------------
Nokia ADR                                                 13,500         297
-------------------------------------------------------------------------------
Nortel Networks                                            3,500          65
-------------------------------------------------------------------------------
Tellabs *                                                  5,400         235
-------------------------------------------------------------------------------
                                                                       1,012
-------------------------------------------------------------------------------
Semiconductors  7.0%
Altera *                                                  33,000         764
-------------------------------------------------------------------------------
Analog Devices *                                          10,500         392
-------------------------------------------------------------------------------
Applied Micro Circuits *                                   4,500         121
-------------------------------------------------------------------------------
Broadcom *ss.                                              3,000         148
-------------------------------------------------------------------------------
Intel                                                     48,000       1,372
-------------------------------------------------------------------------------
Linear Technology                                         17,800         704
-------------------------------------------------------------------------------
Maxim Integrated Products *ss.                            17,500         807
-------------------------------------------------------------------------------
Texas Instruments                                         25,100         742
-------------------------------------------------------------------------------
Xilinx *                                                  19,700         766
-------------------------------------------------------------------------------
                                                                       5,816
-------------------------------------------------------------------------------
Miscellaneous Computer Hardware  2.0%
EMC *                                                     21,500         855
-------------------------------------------------------------------------------
Symbol Technologiesss.                                    18,150         841
-------------------------------------------------------------------------------
                                                                       1,696
-------------------------------------------------------------------------------
Computer Software  4.8%
BMC Software *                                             3,500         105
-------------------------------------------------------------------------------
Computer Associates                                        4,800         150
-------------------------------------------------------------------------------
Intuit *                                                   7,000         288
-------------------------------------------------------------------------------
Microsoft *                                               42,000       2,477
-------------------------------------------------------------------------------
Oracle *                                                  49,600         942
-------------------------------------------------------------------------------
                                                                       3,962
-------------------------------------------------------------------------------
Information Services  2.3%
Automatic Data Processing                                 17,200   $   1,015
-------------------------------------------------------------------------------
First Data                                                15,100         932
-------------------------------------------------------------------------------
                                                                       1,947
-------------------------------------------------------------------------------
Computer Communications Equipment  1.9%
Cisco Systems *                                           64,500       1,530
-------------------------------------------------------------------------------
                                                                       1,530
-------------------------------------------------------------------------------
Computer Makers  0.6%
Dell Computer *                                              500          11
-------------------------------------------------------------------------------
Hewlett-Packard                                              500          15
-------------------------------------------------------------------------------
Sun Microsystems *                                        24,400         484
-------------------------------------------------------------------------------
                                                                         510
-------------------------------------------------------------------------------
Semiconductor Capital Equipment  0.5%
Applied Materials *                                       10,500         443
-------------------------------------------------------------------------------
                                                                         443
-------------------------------------------------------------------------------
Internet  2.2%
AOL Time Warner *                                         42,250       1,860
-------------------------------------------------------------------------------
                                                                       1,860
-------------------------------------------------------------------------------
Total Technology                                                      19,517
-------------------------------------------------------------------------------

BUSINESS SERVICES  5.2%
Business Services  0.8%
Paychex                                                   15,750         629
-------------------------------------------------------------------------------
                                                                         629
-------------------------------------------------------------------------------
Industrial Services  2.0%
Cintasss.                                                  9,250         339
-------------------------------------------------------------------------------
Devry *                                                   18,900         685
-------------------------------------------------------------------------------
Robert Half International *                               28,400         683
-------------------------------------------------------------------------------
                                                                       1,707
-------------------------------------------------------------------------------
Advertising  2.4%
Interpublic Group                                         18,800         707
-------------------------------------------------------------------------------
Omnicom                                                    7,300         662
-------------------------------------------------------------------------------
TMP Worldwide *ss.                                         9,500         497
-------------------------------------------------------------------------------
WPP Group ADRss.                                           1,670          98
-------------------------------------------------------------------------------
                                                                       1,964
-------------------------------------------------------------------------------
Total Business Services                                                4,300
-------------------------------------------------------------------------------

BASIC MATERIALS  2.0%
Chemicals  0.9%
Ecolab                                                    12,500   $     524
-------------------------------------------------------------------------------
Valsparss.                                                 7,500         246
-------------------------------------------------------------------------------
                                                                         770
-------------------------------------------------------------------------------
Forest Products & Paper  1.1%
Kimberly-Clark                                            12,500         894
-------------------------------------------------------------------------------
                                                                         894
-------------------------------------------------------------------------------
Total Basic Materials                                                  1,664
-------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  7.2%
Restaurants  1.1%
McDonald's                                                 6,500         191
-------------------------------------------------------------------------------
Starbucks *ss.                                            14,400         685
-------------------------------------------------------------------------------
                                                                         876
-------------------------------------------------------------------------------
Entertainment  2.5%
Disney                                                    31,600         978
-------------------------------------------------------------------------------
Viacom (Class B) *                                        22,605       1,123
-------------------------------------------------------------------------------
                                                                       2,101
-------------------------------------------------------------------------------
Publishing  1.5%
McGraw-Hill                                               21,500       1,268
-------------------------------------------------------------------------------
                                                                       1,268
-------------------------------------------------------------------------------
Media  2.1%
Clear Channel Communications *                            30,652       1,752
-------------------------------------------------------------------------------
                                                                       1,752
-------------------------------------------------------------------------------
Total Consumer Discretionary                                           5,997
-------------------------------------------------------------------------------

INDUSTRIAL  5.2%
Defense and Aerospace  1.0%
Boeing                                                    13,100         815
-------------------------------------------------------------------------------
                                                                         815
-------------------------------------------------------------------------------
Heavy Electrical Equipment  3.9%
GE                                                        63,300       2,943
-------------------------------------------------------------------------------
Molex (Class A)                                           11,125         301
-------------------------------------------------------------------------------
                                                                       3,244
-------------------------------------------------------------------------------
Industrial Parts  0.3%
Illinois Tool Works                                        4,500   $     272
-------------------------------------------------------------------------------
                                                                         272
-------------------------------------------------------------------------------
Total Industrial                                                       4,331
-------------------------------------------------------------------------------

HEALTH CARE  16.9%
Drugs  12.5%
American Home Products                                    16,700       1,031
-------------------------------------------------------------------------------
Amgen *                                                    6,800         490
-------------------------------------------------------------------------------
AstraZeneca Group ADRss.                                   9,400         435
-------------------------------------------------------------------------------
Bristol-Myers Squibb                                      15,500         983
-------------------------------------------------------------------------------
Eli Lilly                                                 10,500         834
-------------------------------------------------------------------------------
GlaxoSmithKline ADRss.                                    12,776         707
-------------------------------------------------------------------------------
Merck                                                     24,000       1,925
-------------------------------------------------------------------------------
Pfizer                                                    62,300       2,803
-------------------------------------------------------------------------------
Pharmacia                                                 12,605         652
-------------------------------------------------------------------------------
Schering-Plough                                           15,500         624
-------------------------------------------------------------------------------
                                                                      10,484
-------------------------------------------------------------------------------
Medical Products  4.4%
Abbott Laboratories                                       13,400         657
-------------------------------------------------------------------------------
Guidant *                                                  7,500         382
-------------------------------------------------------------------------------
Johnson & Johnson                                         17,500       1,703
-------------------------------------------------------------------------------
Medtronic                                                 18,100         926
-------------------------------------------------------------------------------
                                                                       3,668
-------------------------------------------------------------------------------
Total Health Care                                                     14,152
-------------------------------------------------------------------------------

TRANSPORTATION  0.6%
Trucking, Shipping, Air Freight  0.6%
Expeditors International of Washington                     9,200         537
-------------------------------------------------------------------------------
Total Transportation                                                     537
-------------------------------------------------------------------------------
Total Common Stocks (Cost  $76,803)                                   83,460

SHORT-TERM INVESTMENTS  0.2%
Money Market Funds  0.2%
Reserve Investment Fund, 5.93% #                         154,049         154
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $154)                                154

Total Investments in Securities
100.0% of Net Assets (Cost $76,957)                                $  83,614

Other Assets Less Liabilities                                             (6)

NET ASSETS                                                         $  83,608

    #  Seven-day yield
    *  Non-income producing
  ss. All or a portion of this security is on loan at February 28, 2001 - See Note 2.
  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------                      February 28, 2001
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                            In thousands
ASSETS

Total investments in securities (cost $76,957)                   $  83,614
Securities lending collateral                                        6,002
Other assets                                                            93
 ............................................................................
Total assets                                                        89,709

LIABILITIES

Obligation to return securities lending collateral                   6,002
Other liabilities                                                       99
 ............................................................................
Total liabilities                                                    6,101
 ............................................................................
NET ASSETS                                                       $  83,608
 ............................................................................
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions           (8,728)
Net unrealized gain (loss)                                           6,657
Paid-in-capital applicable to 8,209,626 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                  85,679
 ............................................................................
NET ASSETS                                                       $  83,608
 ............................................................................
NET ASSET VALUE PER SHARE                                        $   10.18

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT MULTI-CAP GROWTH FUND
-------------------------------------------------            February 28, 2001
PORTFOLIO OF INVESTMENTS
------------------------                              Shares           Value
                                                           In Thousands
COMMON STOCKS  99.4%

FINANCIAL  14.9%
Banks  2.9%
City National                                          1,600   $          58
------------------------------------------------------------------------------
Community First Bankshares                             2,800              56
------------------------------------------------------------------------------
Investor's Financial Services                            700              55
------------------------------------------------------------------------------
Northern Trust                                           600              43
------------------------------------------------------------------------------
Silicon Valley Bancshares *                            2,900              81
------------------------------------------------------------------------------
State Street                                             600              60
------------------------------------------------------------------------------
Synovus Financial                                      2,200              61
------------------------------------------------------------------------------
                                                                         414
------------------------------------------------------------------------------
Financial Services  4.3%
BISYS Group *                                          1,200              65
------------------------------------------------------------------------------
Brown and Brown                                        1,700              66
------------------------------------------------------------------------------
Capital One Financial                                    900              50
------------------------------------------------------------------------------
Choicepoint *                                          1,300              72
------------------------------------------------------------------------------
Concord EFS *ss.                                       2,700             125
------------------------------------------------------------------------------
Equifax                                                2,100              63
------------------------------------------------------------------------------
Express Scripts (Class A) *ss.                           600              54
------------------------------------------------------------------------------
Providian Financialss.                                 1,100              55
------------------------------------------------------------------------------
Security Capital Group (Class B) *                     2,900              60
------------------------------------------------------------------------------
                                                                         610
------------------------------------------------------------------------------
Property & Casualty Insurance  2.8%
AMBAC                                                  1,200              68
------------------------------------------------------------------------------
MBIA                                                     900              68
------------------------------------------------------------------------------
MGIC Investment                                        1,100              64
------------------------------------------------------------------------------
PMI Group                                              1,100              62
------------------------------------------------------------------------------
Radian Groupss.                                        1,100              68
------------------------------------------------------------------------------
Triad Guaranty *                                       2,100              61
------------------------------------------------------------------------------
                                                                         391
------------------------------------------------------------------------------
Securities & Asset Management  4.9%
A.G. Edwards                                           1,100              43
------------------------------------------------------------------------------
AMVESCAP ADR                                           1,700              68
------------------------------------------------------------------------------
Eaton Vance                                            2,600              80
------------------------------------------------------------------------------
Federated Investors (Class B)                          1,900              51
------------------------------------------------------------------------------
Franklin Resources                                     2,800   $         117
------------------------------------------------------------------------------
Investment Technology Group *                          1,400              72
------------------------------------------------------------------------------
Jones Lang Lasalle *ss.                                3,700              52
------------------------------------------------------------------------------
Legg Mason                                             1,400              67
------------------------------------------------------------------------------
Raymond James Financial                                1,700              56
------------------------------------------------------------------------------
Stilwell Financial                                     1,500              48
------------------------------------------------------------------------------
Waddell & Reed Financial (Class A)                     1,600              49
------------------------------------------------------------------------------
                                                                         703
------------------------------------------------------------------------------
Total Financial                                                        2,118
------------------------------------------------------------------------------

TELECOMMUNICATIONS  1.8%
Telephone  0.7%
McLeodUSA *                                            2,100              27
------------------------------------------------------------------------------
Time Warner Telecom (Class A) *                          700              45
------------------------------------------------------------------------------
XO Communications *                                    2,000              30
------------------------------------------------------------------------------
                                                                         102
------------------------------------------------------------------------------
Wireless Telecommunications  1.1%
Crown Castle International *                           2,400              60
------------------------------------------------------------------------------
Spectrasite Holdings *                                 2,400              33
------------------------------------------------------------------------------
Western Wireless *                                     1,600              68
------------------------------------------------------------------------------
                                                                         161
------------------------------------------------------------------------------
Total Telecommunications                                                 263
------------------------------------------------------------------------------

CONSUMER NONDURABLES  2.3%
Food  1.4%
Sysco                                                  2,200              60
------------------------------------------------------------------------------
Tootsie Roll Industries                                1,400              69
------------------------------------------------------------------------------
Wrigley                                                  800              75
------------------------------------------------------------------------------
                                                                         204
------------------------------------------------------------------------------
Apparel & Textiles  0.9%
Gucci Groupss.                                           900              79
------------------------------------------------------------------------------
NIKE (Class B)ss.                                      1,200              47
------------------------------------------------------------------------------
                                                                         126
------------------------------------------------------------------------------
Total Consumer Nondurables                                               330
------------------------------------------------------------------------------

RETAIL  7.1%
Department Stores  0.9%
Family Dollar Stores                                   4,600   $         121
------------------------------------------------------------------------------
                                                                         121
------------------------------------------------------------------------------
Specialty Retail  5.2%
Bed Bath & Beyond *                                    2,300              57
------------------------------------------------------------------------------
CDW Computer Centers *                                 1,300              43
------------------------------------------------------------------------------
Costco Wholesale *                                     1,200              50
------------------------------------------------------------------------------
CVS                                                      900              55
------------------------------------------------------------------------------
Dollar Generalss.                                      6,000             112
------------------------------------------------------------------------------
Dollar Tree Stores *                                   4,100             114
------------------------------------------------------------------------------
Insight Enterprises *                                  2,300              52
------------------------------------------------------------------------------
Staples *                                              3,500              52
------------------------------------------------------------------------------
Tiffanyss.                                             3,800             118
------------------------------------------------------------------------------
Williams-Sonoma *                                      3,200              87
------------------------------------------------------------------------------
                                                                         740
------------------------------------------------------------------------------
Clothing Stores  1.0%
Men's Wearhouse *                                      1,400              37
------------------------------------------------------------------------------
Ross Stores                                            2,500              52
------------------------------------------------------------------------------
TJX                                                    1,800              55
------------------------------------------------------------------------------
                                                                         144
------------------------------------------------------------------------------
Total Retail                                                           1,005
------------------------------------------------------------------------------

TECHNOLOGY  33.2%
Electronic Equipment  6.3%
American Tower Systems (Class A) *                     1,500              43
------------------------------------------------------------------------------
Cabot Microelectronics *ss.                              900              55
------------------------------------------------------------------------------
Celestica *ss.                                           900              44
------------------------------------------------------------------------------
Cognex *                                               2,800              57
------------------------------------------------------------------------------
Danaherss.                                               700              44
------------------------------------------------------------------------------
Dionex *                                               1,400              50
------------------------------------------------------------------------------
Dover                                                  1,800              69
------------------------------------------------------------------------------
Flextronics International *                            2,300              61
------------------------------------------------------------------------------
Jabil Circuit *ss.                                     1,900              43
------------------------------------------------------------------------------
Littelfuse *                                           1,700              42
------------------------------------------------------------------------------
Milliporess.                                           1,400              74
------------------------------------------------------------------------------
Newportss.                                               800              39
------------------------------------------------------------------------------
Roper Industries                                       1,800   $          70
------------------------------------------------------------------------------
Sanmina *ss.                                           1,800              54
------------------------------------------------------------------------------
SCI Systems *                                          1,400              29
------------------------------------------------------------------------------
Solectron *                                            1,700              46
------------------------------------------------------------------------------
Technitrol                                             1,100              38
------------------------------------------------------------------------------
Teradyne *                                             1,900              59
------------------------------------------------------------------------------
                                                                         917
------------------------------------------------------------------------------
Communications Equipment  1.2%
ADC Telecommunications *                               3,100              34
------------------------------------------------------------------------------
Comverse Technology *ss.                                 700              53
------------------------------------------------------------------------------
Plantronics *                                          1,000              26
------------------------------------------------------------------------------
Scientific-Atlanta                                     1,300              61
------------------------------------------------------------------------------
                                                                         174
------------------------------------------------------------------------------
Semiconductors  8.1%
Altera *                                               3,100              72
------------------------------------------------------------------------------
Analog Devices *                                       1,800              67
------------------------------------------------------------------------------
Applied Micro Circuits *                               1,700              46
------------------------------------------------------------------------------
Broadcom *                                             1,100              54
------------------------------------------------------------------------------
Cree Research *                                        1,800              38
------------------------------------------------------------------------------
Dallas Semiconductor                                   2,400              67
------------------------------------------------------------------------------
Finisar *ss.                                           1,800              21
------------------------------------------------------------------------------
hi/fn *ss.                                             2,300              34
------------------------------------------------------------------------------
KLA-Tencor *                                           2,200              79
------------------------------------------------------------------------------
Lattice Semiconductor *                                2,800              52
------------------------------------------------------------------------------
Linear Technologyss.                                   1,600              63
------------------------------------------------------------------------------
Maxim Integrated Products *                            1,500              69
------------------------------------------------------------------------------
Micrel *                                               1,800              51
------------------------------------------------------------------------------
Microchip Technology *                                 1,300              31
------------------------------------------------------------------------------
National Semiconductor *                               2,700              55
------------------------------------------------------------------------------
NVIDIA *                                                 900              40
------------------------------------------------------------------------------
PMC-Sierra *ss.                                          800              27
------------------------------------------------------------------------------
QLogic *                                               1,000              37
------------------------------------------------------------------------------
RF Micro Devices *                                     2,400              27
------------------------------------------------------------------------------
Semtech *ss.                                           2,600              65
------------------------------------------------------------------------------
TranSwitch *ss.                                        2,000              40
------------------------------------------------------------------------------
Vitesse Semiconductor *                                  900              35
------------------------------------------------------------------------------
Xilinx *                                               2,100              82
------------------------------------------------------------------------------
                                                                       1,152
------------------------------------------------------------------------------
Miscellaneous Computer Hardware  1.8%
MIPS Technologies *                                    1,800   $          57
------------------------------------------------------------------------------
Network Appliance *                                    1,400              41
------------------------------------------------------------------------------
RSA Security *ss.                                        900              43
------------------------------------------------------------------------------
Symbol Technologies                                    2,500             116
------------------------------------------------------------------------------
                                                                         257
------------------------------------------------------------------------------
Computer Software  7.6%
Adobe Systems                                          2,200              64
------------------------------------------------------------------------------
BEA Systems *                                            600              23
------------------------------------------------------------------------------
BMC Software *                                         3,200              96
------------------------------------------------------------------------------
Cadence Design Systems *                               1,800              46
------------------------------------------------------------------------------
Computer Associates                                    2,300              72
------------------------------------------------------------------------------
Electronic Arts *                                      1,200              60
------------------------------------------------------------------------------
Gemstar TV Guide *                                     1,100              50
------------------------------------------------------------------------------
Informatica *ss.                                       1,600              38
------------------------------------------------------------------------------
Internet Security Systems *                            1,300              73
------------------------------------------------------------------------------
Intuit *                                               2,700             111
------------------------------------------------------------------------------
Mercury Interactive *ss.                                 700              44
------------------------------------------------------------------------------
Micromuse *                                              800              33
------------------------------------------------------------------------------
National Instruments *                                 1,100              53
------------------------------------------------------------------------------
NetIQ *ss.                                               500              16
------------------------------------------------------------------------------
Peregrine Systems *ss.                                 2,600              64
------------------------------------------------------------------------------
Symantec *ss.                                          1,700              77
------------------------------------------------------------------------------
Synopsys *                                               900              49
------------------------------------------------------------------------------
TIBCO Software *                                       1,700              23
------------------------------------------------------------------------------
WebTrends *                                            3,000              46
------------------------------------------------------------------------------
Wind River Systems *                                   1,800              42
------------------------------------------------------------------------------
                                                                       1,080
------------------------------------------------------------------------------
Information Services  2.8%
Affiliated Computer Services (Class A) *                 900              57
------------------------------------------------------------------------------
BARRA *                                                1,400              62
------------------------------------------------------------------------------
DST Systems *                                            700              43
------------------------------------------------------------------------------
Factset Research Systems                               1,700              53
------------------------------------------------------------------------------
FIserv *                                               1,000              49
------------------------------------------------------------------------------
Keane *                                                3,000              45
------------------------------------------------------------------------------
PurchasePro.com *ss.                                   2,600              29
------------------------------------------------------------------------------
SunGard Data Systems *ss.                              1,100              61
------------------------------------------------------------------------------
                                                                         399
------------------------------------------------------------------------------
Computer Communications Equipment  0.3%
Brocade Communications Systems *                       1,000   $          39
------------------------------------------------------------------------------
                                                                          39
------------------------------------------------------------------------------
Semiconductor Capital Equipment  0.9%
Lam Research *ss.                                      2,500              54
------------------------------------------------------------------------------
Novellus Systems *ss.                                  1,900              73
------------------------------------------------------------------------------
                                                                         127
------------------------------------------------------------------------------
Internet  4.2%
Ariba *ss.                                             2,600              43
------------------------------------------------------------------------------
Broadvision *ss.                                       3,100              22
------------------------------------------------------------------------------
Check Point Software Technologies *ss.                   600              38
------------------------------------------------------------------------------
CNET Networks *                                        3,800              47
------------------------------------------------------------------------------
Commerce One *ss.                                      1,600              28
------------------------------------------------------------------------------
DoubleClick *                                          2,800              38
------------------------------------------------------------------------------
e-Bay *                                                1,500              57
------------------------------------------------------------------------------
E.piphany *                                            1,700              29
------------------------------------------------------------------------------
HomeStore.com *ss.                                     1,700              51
------------------------------------------------------------------------------
Interwoven *                                           1,900              32
------------------------------------------------------------------------------
Liberate Technologies *                                2,600              25
------------------------------------------------------------------------------
Openwave Systems *ss.                                  1,300              48
------------------------------------------------------------------------------
VeriSign *ss.                                          1,300              62
------------------------------------------------------------------------------
Verity *                                               1,500              40
------------------------------------------------------------------------------
webmethods *ss.                                          700              30
------------------------------------------------------------------------------
                                                                         590
------------------------------------------------------------------------------
Total Technology                                                       4,735
------------------------------------------------------------------------------

BUSINESS SERVICES  11.8%
Business Services  3.5%
F. Y. I. *                                             1,800              61
------------------------------------------------------------------------------
IMS Healthss.                                          2,200              59
------------------------------------------------------------------------------
Moody's                                                2,800              75
------------------------------------------------------------------------------
Paychex                                                1,200              48
------------------------------------------------------------------------------
SBA Communcations *                                      900              30
------------------------------------------------------------------------------
SEI                                                      800              69
------------------------------------------------------------------------------
Symyx Technologies *                                   1,800              50
------------------------------------------------------------------------------
Viad                                                   1,600              39
------------------------------------------------------------------------------
WPP Group ADRss.                                       1,200              71
------------------------------------------------------------------------------
                                                                         502
------------------------------------------------------------------------------
Industrial Services  4.0%
Apollo Group (Class A) *                               2,100   $          73
------------------------------------------------------------------------------
Cintas                                                 2,900             106
------------------------------------------------------------------------------
Devry *                                                2,200              80
------------------------------------------------------------------------------
Education Management *                                 1,800              63
------------------------------------------------------------------------------
ITT Educational Services *ss.                          1,900              58
------------------------------------------------------------------------------
Manpower                                               2,500              85
------------------------------------------------------------------------------
Robert Half International *                            4,200             101
------------------------------------------------------------------------------
                                                                         566
------------------------------------------------------------------------------
Advertising  4.3%
Catalina Marketing *                                   2,300              77
------------------------------------------------------------------------------
Harte-Hanks                                            2,600              61
------------------------------------------------------------------------------
Interpublic Group                                      2,000              75
------------------------------------------------------------------------------
Lamar Advertising *                                    1,700              70
------------------------------------------------------------------------------
Omnicom                                                  800              73
------------------------------------------------------------------------------
TMP Worldwide *                                        2,600             136
------------------------------------------------------------------------------
True North Communications                              1,600              62
------------------------------------------------------------------------------
Valassis Communications *                              2,000              60
------------------------------------------------------------------------------
                                                                         614
------------------------------------------------------------------------------
Total Business Services                                                1,682
------------------------------------------------------------------------------

BASIC MATERIALS  1.9%
Chemicals  1.9%
Avery Dennison                                         1,100              58
------------------------------------------------------------------------------
Ecolab                                                 1,800              75
------------------------------------------------------------------------------
Sealed Air *ss.                                        1,600              63
------------------------------------------------------------------------------
Valspar                                                2,400              79
------------------------------------------------------------------------------
Total Basic Materials                                                    275
------------------------------------------------------------------------------

CONSUMER DISCRETIONARY  7.6%
Restaurants  0.5%
Starbucks *                                            1,600              76
------------------------------------------------------------------------------
                                                                          76
------------------------------------------------------------------------------
Entertainment  0.4%
Carnival (Class A)                                     1,700              57
------------------------------------------------------------------------------
                                                                          57
------------------------------------------------------------------------------
Publishing  0.6%
McGraw-Hill                                            1,400   $          83
------------------------------------------------------------------------------
                                                                          83
------------------------------------------------------------------------------
Media  5.1%
Citadel Communications *                               3,600              90
------------------------------------------------------------------------------
Emmis Broadcasting (Class A) *                         2,200              58
------------------------------------------------------------------------------
Entercom Communications *                              2,300              94
------------------------------------------------------------------------------
Hispanic Broadcasting *                                2,700              61
------------------------------------------------------------------------------
Meredith                                               1,400              50
------------------------------------------------------------------------------
Radio One (Class D) *                                  7,100             100
------------------------------------------------------------------------------
Regent Communications *                                4,900              39
------------------------------------------------------------------------------
Univision Communications *ss.                          2,200              73
------------------------------------------------------------------------------
USA Networks *                                         4,400             104
------------------------------------------------------------------------------
Westwood One *                                         2,700              58
------------------------------------------------------------------------------
                                                                         727
------------------------------------------------------------------------------
Leisure  1.0%
Harley-Davidsonss.                                     1,800              78
------------------------------------------------------------------------------
Mattel                                                 3,500              59
------------------------------------------------------------------------------
                                                                         137
------------------------------------------------------------------------------
Total Consumer Discretionary                                           1,080
------------------------------------------------------------------------------

INDUSTRIAL  2.5%
Heavy Electrical Eqiupment  0.4%
Molex (Class A)                                        2,000              54
------------------------------------------------------------------------------
                                                                          54
------------------------------------------------------------------------------
Industrial Parts  2.1%
ASM Lithography *ss.                                   2,100              45
------------------------------------------------------------------------------
CUNO *                                                 1,600              42
------------------------------------------------------------------------------
Donaldson                                              2,300              61
------------------------------------------------------------------------------
IDEX                                                   1,600              51
------------------------------------------------------------------------------
Kaydon                                                 2,200              56
------------------------------------------------------------------------------
Mettler Toledo International *                           900              41
------------------------------------------------------------------------------
                                                                         296
------------------------------------------------------------------------------
Total Industrial                                                         350
------------------------------------------------------------------------------

HEALTH CARE  13.0%
Drugs  7.6%
Abgenix *                                              1,400   $          48
------------------------------------------------------------------------------
Affymetrix *                                             800              46
------------------------------------------------------------------------------
Allergan                                                 800              70
------------------------------------------------------------------------------
Applera-Applied Biosystems                               900              62
------------------------------------------------------------------------------
Applera-Celera Genomi *                                1,300              57
------------------------------------------------------------------------------
Aurora Biosciences *                                   1,600              29
------------------------------------------------------------------------------
Biogen *                                                 800              57
------------------------------------------------------------------------------
Cephalon *                                               600              33
------------------------------------------------------------------------------
Elan ADR *ss.                                          1,100              60
------------------------------------------------------------------------------
Gilead Sciences *ss.                                   2,000              75
------------------------------------------------------------------------------
Human Genome Sciences *                                  900              49
------------------------------------------------------------------------------
IDEC Pharmaceuticals *                                   900              51
------------------------------------------------------------------------------
Immunex *                                              1,500              49
------------------------------------------------------------------------------
Incyte Genomics *                                      2,500              42
------------------------------------------------------------------------------
Invitrogen *ss.                                          700              56
------------------------------------------------------------------------------
Medarex *                                              1,800              46
------------------------------------------------------------------------------
MedImmune *                                            1,200              52
------------------------------------------------------------------------------
Millennium Pharmaceuticals *                           1,100              37
------------------------------------------------------------------------------
Protein Design Labs *                                    800              50
------------------------------------------------------------------------------
QLT *                                                  1,300              38
------------------------------------------------------------------------------
Shire Pharmaceuticals ADR *ss.                         1,300              69
------------------------------------------------------------------------------
                                                                       1,076
------------------------------------------------------------------------------
Medical Products  4.0%
ArthroCare *ss.                                        2,900              52
------------------------------------------------------------------------------
Biomet                                                 1,500              58
------------------------------------------------------------------------------
Cytyc *ss.                                               600              38
------------------------------------------------------------------------------
Guidant *                                              2,200             112
------------------------------------------------------------------------------
MiniMed *                                              1,600              57
------------------------------------------------------------------------------
ResMed *ss.                                            1,400              63
------------------------------------------------------------------------------
Stryker                                                1,500              84
------------------------------------------------------------------------------
Techne *                                               1,600              43
------------------------------------------------------------------------------
Waters *                                               1,000              66
------------------------------------------------------------------------------
                                                                         573
------------------------------------------------------------------------------
Medical Providers & Services  1.4%
Laboratory Corp. of America *                            400   $          64
------------------------------------------------------------------------------
Lincare Holdings *                                     1,200              71
------------------------------------------------------------------------------
Quest Diagnostics *                                      600              63
------------------------------------------------------------------------------
                                                                         198
------------------------------------------------------------------------------
Total Health Care                                                      1,847
------------------------------------------------------------------------------

TRANSPORTATION  1.7%
Trucking, Shipping, Air Freight  1.7%
C.H. Robinson Worldwide                                2,100              63
------------------------------------------------------------------------------
EGL *                                                  1,500              37
------------------------------------------------------------------------------
Expeditors International of Washingtonss.              1,600              93
------------------------------------------------------------------------------
Iron Mountain *                                        1,300              51
------------------------------------------------------------------------------
Total Transportation                                                     244
------------------------------------------------------------------------------

DURABLE GOODS  0.8%
Construction & Real Property  0.8%
Insituform Technologies (Class A) *                    1,800              61
------------------------------------------------------------------------------
Trammell Crow *                                        4,100              50
------------------------------------------------------------------------------
Total Durable Goods                                                      111
------------------------------------------------------------------------------

UTILITIES  0.5%
Electric Utilities  0.5%
Calpine *                                              1,700              76
------------------------------------------------------------------------------
Total Utilities                                                           76
------------------------------------------------------------------------------

miscellaneous  0.3%
Oil Services  0.3%
UTI Worldwide *                                        2,700              45
------------------------------------------------------------------------------
Total Miscellaneous                                                       45
------------------------------------------------------------------------------
Total Common Stocks (Cost  $15,194)                                   14,161

SHORT-TERM INVESTMENTS  2.3%
Money Market Funds  2.3%
Reserve Investment Fund, 5.93% #                     333,544             334
------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $334)                                334

Total Investments in Securities
101.7% of Net Assets (Cost $15,528)                            $      14,495

Other Assets Less Liabilities                                           (242)

NET ASSETS                                                     $      14,253

    #  Seven-day yield
    *  Non-income producing
  ss. All or a portion of this security is on loan at February 28, 2001 - See Note 2.
  ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT MULTI-CAP GROWTH FUND
-------------------------------------------------             February 28, 2001
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------                                In thousands

ASSETS

Investments in securities, at value (cost $15,528)                 $    14,495
Securities lending collateral                                            3,115
Other assets                                                                50
 ...............................................................................
Total assets                                                            17,660

LIABILITIES

Obligation to return securities lending collateral                       3,115
Other liabilities                                                          292
 ...............................................................................
Total liabilities                                                        3,407
 ...............................................................................
NET ASSETS                                                         $    14,253
 ...............................................................................
Net Assets Consist of:
Accumulated net investment income - net of distributions           $         4
Accumulated net realized gain/loss - net of distributions                 (142)
Net unrealized gain (loss)                                              (1,033)
Paid in capital applicable to 1,540,998 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      15,424
 ...............................................................................
NET ASSETS                                                         $    14,253
 ...............................................................................
NET ASSET VALUE PER SHARE                                          $      9.25

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
STATEMENT OF OPERATIONS
-----------------------                                          In thousands

                                        Balanced       Growth       Multi-Cap
                                            Fund         Fund     Growth Fund
                                        --------       ------       ---------
                                            Year         Year        12/29/00
                                           Ended        Ended         Through
                                         2/28/01      2/28/01         2/28/01
Investment Income (Loss)
Income
  Interest                             $   1,361     $     36      $        9
  Dividend                                   158          621               5
  Securities lending                           -            8               -
 ...............................................................................
  Total income                             1,519          665              14
Expenses
  Investment management                      252          556               -
  Custody and accounting                     117           92              12
  Shareholder servicing                       47          157               4
  Registration                                23           30               -
  Prospectus and shareholder reports          11           25               -
  Legal and audit                              9           15               1
  Directors                                    7            5               1
  Organization                                 -            -              35
  Miscellaneous                                4            6               -
  Reimbursed (by) to manager                  18            -             (26)
 ...............................................................................
  Total expenses                             488          886              27
Net investment income (loss)               1,031         (221)            (13)
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities      (472)      (6,041)           (142)
Change in net unrealized gain or
loss on securities                          (608)      (2,179)         (1,033)
 ...............................................................................
Net realized and unrealized gain (loss)   (1,080)      (8,220)         (1,175)
INCREASE (DECREASE) IN NET
-------------------------------------------------------------------------------
ASSETS FROM OPERATIONS                 $     (49)    $ (8,441)     $   (1,188)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT BALANCED FUND
-----------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                           Year
                                                          Ended
                                                        2/28/01       2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                         $  1,031      $    791
  Net realized gain (loss)                                 (472)         (612)
  Change in net unrealized gain or loss                    (608)        3,719
 ...............................................................................
  Increase (decrease) in net assets from operations         (49)        3,898

Distributions to shareholders
  Net investment income                                  (1,042)         (834)
 ...............................................................................
Capital share transactions *
  Shares sold                                            11,678        11,588
  Distributions reinvested                                  869           702
  Shares redeemed                                        (3,663)       (5,888)
  Redemption fees received                                    9            15
 ...............................................................................
  Increase (decrease) in net assets from capital
  share transactions                                      8,893         6,417

Net Assets
Increase (decrease) during period                         7,802         9,481
Beginning of period                                      43,248        33,767

End of period                                          $ 51,050      $ 43,248

*Share information
  Shares sold                                               812           881
  Distributions reinvested                                   60            53
  Shares redeemed                                          (258)         (445)
 ...............................................................................
  Increase (decrease) in shares outstanding                 614           489

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT GROWTH FUND
---------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands

                                                            Year       7/30/99
                                                           Ended       Through
                                                         2/28/01       2/29/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                          $   (221)     $    (39)
  Net realized gain (loss)                                (6,041)       (2,687)
  Change in net unrealized gain or loss                   (2,179)        8,836
 ................................................................................
  Increase (decrease) in net assets from operations       (8,441)        6,110

Capital share transactions *
  Shares sold                                             27,573        68,616
  Shares redeemed                                         (7,928)       (2,410)
  Redemption fees received                                    68            20
 ................................................................................
  Increase (decrease) in net assets from capital
  share transactions                                      19,713        66,226

Net Assets
Increase (decrease) during period                         11,272        72,336
Beginning of period                                       72,336             -
End of period                                           $ 83,608      $ 72,336

*Share information
  Shares sold                                              2,349         6,786
  Shares redeemed                                           (700)         (225)
 ................................................................................
  Increase (decrease) in shares outstanding                1,649         6,561

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT MULTI-CAP GROWTH FUND
-------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                 In thousands

                                                                  12/29/00
                                                                   Through
                                                                   2/28/01
Increase (Decrease) in Net Assets
Operations

  Net investment income (loss)                                   $     (13)
  Net realized gain (loss)                                            (142)
  Change in net unrealized gain or loss                             (1,033)
 .............................................................................
  Increase (decrease) in net assets from operations                 (1,188)

Capital share transactions *
  Shares sold                                                       15,515
  Shares redeemed                                                      (74)
 .............................................................................
  Increase (decrease) in net assets from capital
  share transactions                                                15,441

Net Assets
Increase (decrease) during period                                   14,253
Beginning of period                                                      -
End of period                                                    $  14,253

*Share information
  Shares sold                                                        1,548
  Shares redeemed                                                       (7)
 .............................................................................
  Increase (decrease) in shares outstanding                          1,541


The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------                             February 28, 2001
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Tax-Efficient Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Tax-Efficient Balanced Fund (the Balanced Fund), the Tax-Efficient Growth Fund (the Growth Fund), and the Tax-Efficient Multi-Cap Growth Fund (the Multi-Cap Growth Fund) are three portfolios established by the corporation and commenced operations on June 30, 1997, July 30, 1999 and December 29, 2000, respectively. The Balanced Fund seeks to provide attractive long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds. The Growth Fund seeks attractive long-term capital appreciation on an after-tax basis. The Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management. Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes. In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide--Audits of Investment Companies (the guide), which will be adopted by the funds as of March 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized. Upon adoption, each fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

     Redemption Fees The Growth and Multi-Cap Growth Funds each assess a 1% fee on redemptions of fund shares held less than two years. The Balanced Fund assesses a 1% fee on redemptions of fund shares held less than one year. Such fees are retained by each fund, and have the primary effect of increasing paid-in-capital. Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce each fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Securities Lending The Growth Fund and the Multi-Cap Growth Fund lend their securities to approved brokers to earn additional income. Each fund receives as collateral, cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to each fund the next business day. Although risk is mitigated by the collateral, each fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At February 28, 2001, the value of the Growth Fund's loaned securities was $5,788,000; aggregate collateral consisted of $6,002,000 in the securities lending collateral pool. The value of the Multi-Cap Growth Fund's loaned securities was $2,941,000; aggregate collateral consisted of $3,115,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, for the period ended February 28, 2001, were as follows:

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     Generally, no provision for federal income taxes is required for the funds since each fund intends to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the Balanced Fund has $1,392,000 of capital loss carryforwards, $17,000 of which expires in 2006, $425,000 in 2007, and $950,000 thereafter through 2009. As of February 28, 2001, the Growth Fund has $6,511,000 of capital loss carryforwards, $1,717,000 of which expires in 2008, and $4,794,000 in 2009. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards. In order for the funds' capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended February 28, 2001. For the Growth Fund, the reclassifications relate primarily to a current net operating loss. For the Multi-Cap Growth Funds the reclassifications relate primarily to organizational expenses. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


                          Balanced              Growth              Multi-Cap
                              Fund                Fund            Growth Fund
                          --------              ------              ---------
 Purchases          $   19,008,000      $   29,985,000         $   15,555,000
 Sales                   9,190,000          10,147,000                219,000



                                                  Growth            Multi-Cap
                                                    Fund          Growth Fund
                                                    ----          -----------
Undistributed net investment income           $  221,000          $    17,000
Paid-in-capital                                 (221,000)             (17,000)



     At February 28, 2001, the costs of investments for the Balanced Fund, Growth Fund, and Multi-Cap Growth Fund for federal income tax purposes were substantially the same as for financial reporting and totaled $42,884,000, $76,957,000, and $15,528,000, respectively. Net unrealized gain (loss) on investments was as follows:

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $22,000 and $42,000 were payable at February 28, 2001 by the Balanced and Growth Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets for the Balanced Fund, 0.30% of average daily net assets for the Growth Fund, and 0.35% of average daily net assets for the Multi-Cap Growth Fund, and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.



                                    Balanced        Growth        Multi-Cap
                                        Fund          Fund      Growth Fund
                                    --------        ------        ---------

Appreciated investments          $ 8,825,000   $ 12,521,000   $    728,000
Depreciated investments             (722,000)    (5,864,000)    (1,761,000)
Net unrealized gain (loss)       $ 8,103,000   $  6,657,000   $ (1,033,000)


     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2001 for the Balanced Fund and Growth Fund, which would cause each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Thereafter, through February 28, 2003, the Balanced Fund and Growth Fund are required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of total expenses to average net assets to exceed 1.00% and 1.10%, respectively. Pursuant to this agreement, $32,000 of previously unaccrued management fees were accrued as expenses of the Growth Fund during the year ended February 28, 2001. Pursuant to a prior agreement, $18,000 of fund expenses were reimbursed to the manager by the Balanced Fund during the year ended February 28, 2001. At February 28, 2001, unaccrued fees in the amount of $6,000 remain subject to reimbursement by the Balanced Fund through February 28, 2003.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage com-missions, and extraordinary expenses, through February 28, 2002 for the Multi-Cap Growth Fund, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through February 29, 2004, the Multi-Cap Growth Fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $14,000 of management fees were not accrued by the Multi-Cap Growth Fund for the period ended February 28, 2001, and $26,000 of other fund expenses were borne by the manager. At February 28, 2001, unaccrued fees and other expenses in the amount of $40,000 remain subject to reimbursement by the Multi-Cap Growth Fund through February 29, 2004.

     In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Balanced, Growth and Multi-Cap Growth Funds incurred expenses pursuant to these related party agreements totaling approximately $128,000, $202,000 and $14,000, respectively, for the period ended February 28, 2001, of which $11,000, $8,000 and $4,000, respectively, were payable at period-end. The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Growth and Multi-Cap Growth Funds for the period ended February 28, 2001, totaled $36,000 and $5,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc.
and Shareholders of Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund, and Tax-Efficient Multi-Cap Growth Fund

        In our opinion, the accompanying statement of net assets of T. Rowe Price Tax-Efficient Balanced Fund and the statements of asset and liabilities, including the portfolios of investments, of Tax-Efficient Growth Fund and Tax-Efficient Multi-Cap Growth Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Efficient Balanced Fund, Tax-Efficient Growth Fund and Tax-Efficient Multi-Cap Growth Fund (comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the "Funds") at February 28, 2001, and the results of each of the operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in con-formity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.



        PricewaterhouseCoopers LLP
        Baltimore, Maryland
        March 19, 2001


================================================================================
T. ROWE PRICE TAX-EFFICIENT FUNDS
---------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/01
----------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The Tax-Efficient Balanced Fund's distributions to shareholders included $935,000 which qualified as exempt-interest dividends. For corporate shareholders, $107,000 of the Tax-Efficient Balanced Fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
 Knowledgeable Service Representatives

 By Phone 1-800-225-5132  Available Monday through Friday from
 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
 In Person  Available in T. Rowe Price Investor Centers.

 Account Services

 Checking  Available on most fixed-income funds ($500 minimum).
 Automatic Investing  From your bank account or paycheck.
 Automatic Withdrawal  Scheduled, automatic redemptions.
 Distribution Options Reinvest all, some, or none of your distributions. Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

 Brokerage services*

 Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

 Investment Information

 Combined Statement Overview of all your accounts with T. Rowe Price. Shareholder Reports Fund managers' reviews of their strategies and results.
 T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

 Performance Update Quarterly review of all T. Rowe Price fund results. Insights Educational reports on investment strategies and financial markets. Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas:
 A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
T. ROWE PRICE MUTUAL FUNDS
--------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.

     The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest with Confidence (R)
T ROWE PRICE LOGO

T. Rowe Price Investment Services, Inc., Distributor.        C119-050  2/28/01